EXHIBIT 99.1



                           FIRST AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                                  By and Among

                           GENERAL MOTORS CORPORATION

                                       and

                     UNITED STATES TRUST COMPANY OF NEW YORK

                                  as Trustee of

                               THE GENERAL MOTORS
                            SPECIAL HOURLY EMPLOYEES
                                 PENSION TRUST,

                                  as Trustee of

                               THE GENERAL MOTORS
                           SPECIAL SALARIED EMPLOYEES
                                  PENSION TRUST

                                       and

                                  as Trustee of

                                THE SUB-TRUST OF
                               THE GENERAL MOTORS
                              WELFARE BENEFIT TRUST



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                                TABLE OF CONTENTS


1.    Contribution of Registrable Securities.................................3

2.    Restrictions on Transfer...............................................6

3.    Demand Transfers......................................................13

4.    Piggyback Registration................................................21

5.    Holdback Period.......................................................23

6.    Other Registration Rights.............................................24

7.    Demand, Piggyback and Shelf Registration Procedures...................27

8.    Participation in Underwritten Transfers...............................29

9.    Registration Expenses and Legal Counsel...............................30

10.   Indemnification.......................................................30

11.   Definitions...........................................................33

12.   Miscellaneous.........................................................39


                                    EXHIBITS

EXHIBIT A   Form of Amended Transfer Agreement

EXHIBIT B   Interest Rate Schedule

EXHIBIT C   Form of Succession Agreement



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                           FIRST AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


      This Agreement is entered into on March 12, 2003, by and among General Motors Corporation, a Delaware corporation (sometimes referred to herein as "Issuer"), and United States Trust Company of New York, as trustee (the "Hourly Pension Plan Trustee") of the General Motors Special Hourly Employees Pension Trust established under the General Motors Hourly-Rate Employees Pension Plan (the "Hourly Pension Plan") for the account and on behalf of the Hourly Pension Plan (which shall thereby be deemed a party to this Agreement), United States Trust Company of New York, as trustee (the "Salaried Pension Plan Trustee") of the General Motors Special Salaried Employees Pension Trust established under the General Motors Retirement Program for Salaried Employees (the "Salaried Pension Plan") for the account and on behalf of the Salaried Pension Plan (which shall thereby be deemed a party to this Agreement) and United States Trust Company of New York, as trustee (the "VEBA Trustee" and, together with the Hourly Pension Plan Trustee and the Salaried Pension Plan Trustee, the "Trustees") of the Sub-Trust of the General Motors Welfare Benefit Trust established under the General Motors Welfare Benefit Trust, a voluntary employees' beneficiary association trust established to fund certain collectively bargained hourly retiree health care benefits under the General Motors Health Care Program for Hourly Employees and certain collectively bargained hourly retiree life insurance benefits under the General Motors Life and Disability Benefits Program for Hourly Employees and such benefits under other applicable collectively bargained welfare plans (the "VEBA"), for the account and on behalf of the VEBA (which shall thereby be deemed a party to this Agreement). Each of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA are sometimes referred to herein as a "Donee" or collectively as the "Donees." The term "Donees" as used in Sections 3 through 12 hereof shall mean the Hourly Pension Plan, the Salaried Pension Plan and the VEBA jointly during any time period in which any such Person or Persons continues to hold Registrable Securities. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in Section 11.

      WHEREAS, General Motors, the Hourly Pension Plan and the VEBA entered into a Registration Rights Agreement, dated as of June 12, 2000 (the "Registration Rights Agreement"), in connection with the General Motors contribution of 60,500,000 shares of Class H Common Stock (without giving effect to the Stock Split) in the aggregate (the "Initial Contributions") to the Hourly Pension Plan and the VEBA; and

      WHEREAS, the Hourly Pension Plan and the VEBA collectively became holders of record of 60,500,000 shares of Class H Common Stock (without giving effect to the Stock Split) as of June 12, 2000;

      WHEREAS, the General Motors Board of Directors declared a three-for-one stock split in respect of Class H Common Stock in the form of a 200 percent stock dividend, payable on June 30, 2000, to holders of record as of June 13, 2000 (the "Stock Split"); and

      WHEREAS, pursuant to Section 12(h) of the Registration Rights Agreement, General Motors, the Hourly Pension Plan and the VEBA entered into the Restated Registration Rights Agreement, dated July 1, 2000 (the "Restated Registration Rights Agreement"), to restate the Registration Rights Agreement in its entirety to reflect the Stock Split; and

      WHEREAS, General Motors intends, subject to the satisfaction of certain regulatory and other conditions, to contribute 11,000,000 additional shares of Class H Common Stock to the Hourly Pension Plan, 97,200,000 shares of Class H Common Stock to the Salaried Pension Plan, and 41,000,000 additional shares of Class H Common Stock to the VEBA; and

      WHEREAS, the Hourly Pension Plan, the Salaried Pension Plan and the VEBA are prepared to accept the shares of Class H Common Stock that may be contributed to them as described in the preceding recital and to hold and dispose of any such shares and other shares of Class H Common Stock owned by them on the terms and conditions stated herein; and

      WHEREAS, Issuer, the Hourly Pension Plan and the VEBA have agreed to amend and restate the Restated Registration Rights Agreement as set forth herein and to add the Salaried Pension Plan as a party hereto; and

      WHEREAS, General Motors, the Hourly Pension Plan and the VEBA have entered into a Transfer Agreement, dated as of June 12, 2000, substantially in the form of Exhibit A attached hereto (as such agreement may be amended or modified from time to time, the "Transfer Agreement"), pursuant to which each of the Hourly Pension Plan and the VEBA agreed to hold and dispose of the Class H Common Stock owned by it on the terms and conditions stated therein; and

      WHEREAS, Issuer, the Hourly Pension Plan and the VEBA have agreed to amend and restate the Transfer Agreement as set forth in Exhibit A hereto and to add the Salaried Pension Plan as a party thereto (the "Amended Transfer Agreement"); and

      WHEREAS, the Trustee has been appointed by the named fiduciary of the Hourly Pension Plan (the "Hourly Pension Plan Named Fiduciary") (as determined in accordance with Section 402(a) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), to manage the shares of Class H Common Stock contributed to the Hourly Pension Plan as described herein and to exercise all rights, powers and privileges appurtenant to such shares (subject to the authority of the Hourly Pension Plan Named Fiduciary to terminate such appointment and appoint one or more other investment managers for any such shares); and

      WHEREAS, the Trustee has been appointed by the named fiduciary of the Salaried Pension Plan (the "Salaried Pension Plan Named Fiduciary") (as determined in accordance with Section 402(a) of ERISA), to manage the shares of Class H Common Stock contributed to the Salaried Pension Plan as described herein and to exercise all rights, powers and privileges appurtenant to such shares (subject to the authority of the

Salaried Pension Plan Named Fiduciary to terminate such appointment and appoint one or more other investment managers for any such shares); and

      WHEREAS, the Trustee has been appointed by the named fiduciary of the VEBA (the "VEBA Named Fiduciary") (as determined in accordance with Section 402(a) of ERISA), to manage the shares of Class H Common Stock contributed to the VEBA as described herein and to exercise all rights, powers and privileges appurtenant to such shares (subject to the authority of the VEBA Named Fiduciary to terminate such appointment and appoint one or more other investment managers for any such shares); and

      WHEREAS, the Trustees have full power and authority to execute and deliver this Agreement for the account and on behalf of each of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA and to so bind the Hourly Pension Plan, the Salaried Pension Plan and the VEBA;

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, General Motors, the Hourly Pension Plan, the Salaried Pension Plan and the VEBA agree to amend and restate the Restated Registration Rights Agreement in its entirety as follows:

1. Contribution of Registrable Securities.

(a) Issuer agrees that any contribution of Registrable Securities made by Issuer to the Hourly Pension Plan, the Salaried Pension Plan or the VEBA (each such contribution being hereinafter referred to as a "Contribution") shall be made only on such days as the New York Stock Exchange, Inc. ("NYSE") shall be open for trading (a "Business Day").

(b) The Hourly Pension Plan represents that it beneficially owned 161,774,552 shares of Class H Common Stock as of March 11, 2003. The VEBA represents that it beneficially owned 20,807,050 shares of Class H Common Stock as of March 11, 2003. The Salaried Pension Plan represents that it beneficially owned 671,623 shares of Class H Common Stock as of March 11, 2003.

(c) Issuer agrees that it shall give the Hourly Pension Plan Trustee and its valuation adviser, the Salaried Pension Plan Trustee and its valuation adviser or the VEBA Trustee and its valuation adviser, as applicable, notice by teleconference after the close of normal trading on the NYSE but no later than 5:00 p.m., New York time, on the Business Day prior to the Business Day on which Issuer contemplates making a Contribution to the Hourly Pension Plan, the Salaried Pension Plan or the VEBA, as applicable, that it contemplates making such a Contribution; provided, however, that such notice shall be revocable by Issuer at any time in its sole discretion prior to the conclusion of the teleconference referred to in Section 1(d). In such teleconference, Issuer shall state the date on which Issuer contemplates making the proposed Contribution and a range for the number of Registrable Securities which may be contributed, and the Hourly Pension Plan Trustee, the Salaried Pension Plan Trustee or the VEBA Trustee, as applicable, each together with its valuation adviser, will estimate a value per share, based on the mean between the highest and lowest quoted selling prices on the date of notice on the NYSE of Class H Common Stock, at various points within such range.

(d) At any time after 4:30 p.m., New York time, but in any event prior to 11:00 p.m., New York time, on the day of the proposed Contribution, Issuer will give the Hourly Pension Plan Trustee and its valuation adviser, the Salaried Pension Plan Trustee and its valuation adviser or the VEBA Trustee and its valuation adviser, as applicable, notice by teleconference of its continued interest, if any, in making a Contribution to the Hourly Pension Plan, the Salaried Pension Plan or the VEBA, as applicable. In such teleconference, Issuer will make one or more estimates of the specific number of Registrable Securities which Issuer may contribute, and the Hourly Pension Plan Trustee, the Salaried Pension Plan Trustee or the VEBA Trustee, as applicable, each together with its valuation adviser, will state the value per share it would assign for the Contribution based on each such estimate and based on the mean between the highest and lowest quoted selling prices on such date on the NYSE of Class H Common Stock. If Issuer so decides, it shall irrevocably commit itself in such teleconference to contribute a number of Registrable Securities equal to one of such estimates, and, as applicable, the Hourly Pension Plan Trustee's, the Salaried Pension Plan Trustee's or the VEBA Trustee's valuation adviser shall be irrevocably committed to opine to the applicable value per share previously stated by it in such teleconference. The Contribution, if any, shall be effective at the end of such teleconference, and the value per share for purposes of such Contribution shall be such stated value. As soon as practicable after the teleconference in which a Contribution is made, Issuer shall deliver instructions to its transfer agent to issue the Registrable Securities so contributed (in the form described below) and to register such Registrable Securities in the name of the Hourly Pension Plan, the Salaried Pension Plan or the VEBA, as applicable, or their nominees, and Issuer shall confirm such Contribution by delivering copies of such transfer instructions to the Hourly Pension Plan Trustee, the Salaried Pension Plan Trustee or the VEBA Trustee, as applicable. As soon as practicable after the teleconference, the Hourly Pension Plan Trustee's, the Salaried Pension Plan Trustee's or the VEBA Trustee's valuation adviser will deliver to the Hourly Pension Plan Trustee, the Salaried Pension Plan Trustee or the VEBA Trustee, as applicable, with a copy to Issuer, its written valuation opinion, confirming the valuation given in the teleconference.

(e) Delivery of certificates representing (or other evidence of ownership of) the duly authorized, validly issued, fully paid and nonassessable shares of Class H Common Stock contributed in a Contribution shall be made to the Hourly Pension Plan, the Salaried Pension Plan or the VEBA at the offices of the Hourly Pension Plan Trustee, the Salaried Pension Plan Trustee or the VEBA Trustee, as applicable (or such other place as may be mutually agreed upon), in such form as shall permit, subject to the provisions of this Agreement, the Transfer of the Registrable Securities through normal means of settlement (subject to the proviso in the next following sentence), not later than 5:00 p.m., New York time, on the fourth full Business Day after such Contribution. Such certificates (or other evidence of ownership) shall be in due and proper form for delivery under applicable corporate law and shall be accompanied by such other documents and certificates as may be reasonably requested by the Hourly Pension Plan
Trustee, the Salaried Pension Plan Trustee or the VEBA Trustee, as applicable, to confirm that the Hourly Pension Plan, the Salaried Pension Plan or the VEBA, upon receipt of such certificates (or other evidence of ownership), may, subject to the provisions of this Agreement, Transfer record and beneficial ownership of the shares of Class H Common Stock represented by such certificates (or other evidence of ownership thereof); provided, however, that, subject to Section 1(f) below, each certificate representing the Registrable Securities shall conspicuously bear legends in substantially the following form, and each uncertificated share of Registrable Securities shall have an appropriate designation made in the book-entry records relating thereto, to the following effect:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A FIRST AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED MARCH 12, 2003 (THE "REGISTRATION RIGHTS AGREEMENT"), BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND UNITED STATES TRUST COMPANY OF NEW YORK, AS TRUSTEE OF THE HOURLY PENSION PLAN (AS DEFINED IN THE REGISTRATION RIGHTS AGREEMENT), UNITED STATES TRUST COMPANY OF NEW YORK, AS A TRUSTEE OF THE SALARIED PENSION PLAN (AS DEFINED IN THE REGISTRATION RIGHTS AGREEMENT) AND UNITED STATES TRUST COMPANY OF NEW YORK, AS A TRUSTEE OF THE VEBA (AS DEFINED IN THE REGISTRATION RIGHTS AGREEMENT), THAT CONTAINS, AMONG OTHER THINGS, CERTAIN RESTRICTIONS ON THE TRANSFER OF SUCH SECURITIES. A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

(f) Issuer will instruct its transfer agent that, upon Transfer, the legends or the book-entry designation set forth in Section 1(e) shall be removed from the certificates representing shares of Class H Common Stock (or the book-entry records relating to such shares) involved in any Transfer by the Hourly Pension Plan, the Salaried Pension Plan or the VEBA if such Transfer is made in accordance with all applicable provisions of this Agreement; provided, however, that if such Transfer is a Negotiated Transfer (as defined below) that is not registered under the Securities Act, the first legend shall remain on the certificates representing such shares and a book-entry designation with respect to such shares held in book-entry form shall remain until such time as the restrictions cease to be applicable.

(g) Each of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA, severally and not jointly, represents and warrants that it, together with its investment managers, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Registrable Securities. Each of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA understands and acknowledges that the Contributions have not been and will not be registered under the Securities Act or any state securities law and that the Registrable Securities may not be the subject of any Transfer except as expressly permitted by this Agreement.

2.          Restrictions on Transfer.

(a) None of the Hourly Pension Plan, the Salaried Pension Plan or the VEBA shall make any Transfer of any Registrable Securities other than in accordance with the terms and conditions of this Agreement. Without limiting the foregoing, each of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA agree not to make any such Transfer except pursuant to any one or more of the following transactions:

(i)         a Public Transfer (as defined below);

(ii)        a Negotiated Transfer (as defined below);

(iii)       a Transfer described in and permitted by subsection (d), (e), (f),
            (g), (h) or (i) of this Section 2;

(iv) a Transfer described in and permitted by Section 4 or Section 6 below;

(v) a Transfer that complies with the provisions of Rule 144 (including the volume of sale and manner of sale limitations and requirements of subsections (e) and (f) of Rule 144) disregarding for this purpose the application of subsection (k) of Rule 144; provided that no Transfer under this clause (v) may be made to any one Person (or group of related Persons) (whether such Person (or group of related Persons) is buying for its own account or as a fiduciary on behalf of one or more accounts) of more than 2% of the Class H Common Stock then outstanding;

(vi) from and after such time as the aggregate ownership of Registrable Securities by the Donees has been reduced to less than 100 million shares of Class H Common Stock, a Transfer pursuant to subsection
            (k) of Rule 144; provided that no Transfer under this clause (vi) may be made to any one Person (or group of related Persons) (whether such Person (or group of related Persons) is buying for its own account or as a fiduciary on behalf of one or more accounts) of more than 2% of the Class H Common Stock then outstanding;

(vii) solely in the case of the VEBA, from and after such time as the VEBA reduces its ownership of Registrable Securities to less than 6 million shares of Class H Common Stock, a Transfer by the VEBA pursuant to subsection (k) of Rule 144; provided that no Transfer under this clause (vii) may be made to any one Person (or group of related Persons) (whether such Person (or group of related Persons) is buying for its own account or as a fiduciary on behalf of one or more accounts) of more than 2% of the Class H Common Stock then outstanding;

(viii) a Transfer to Issuer or a wholly-owned direct or indirect subsidiary of Issuer pursuant to a self-tender offer or otherwise; and

(ix) a Transfer pursuant to a merger or consolidation in which Issuer or a wholly-owned direct or indirect subsidiary of Issuer is a constituent corporation.

Except as provided in Section 6(b) with respect to a Transfer contemplated by clause (iv) above, no Transfer described in clause (iii), (iv), (v), (vi),
(vii), (viii) or (ix) above shall be considered a Demand Transfer (as defined below).

(b) None of the Hourly Pension Plan, the Salaried Pension Plan or the VEBA shall make any Transfer of Registrable Securities pursuant to a Demand Registration Statement (as defined below), a Shelf Registration Statement (as defined below) or a registration statement pursuant to a Piggyback Registration (as defined below) or a Strategic Partner Demand Registration (as defined below) other than in accordance with the plan of distribution described therein.

(c) None of the Hourly Pension Plan, the Salaried Pension Plan or the VEBA shall make any Transfer of securities convertible into or exercisable or exchangeable for the Registrable Securities or any other securities the value of which is derived from the Registrable Securities without obtaining the prior written consent of Issuer to such Transfer.

(d) Notwithstanding the provisions of this Agreement to the contrary, the Hourly Pension Plan, the Salaried Pension Plan or the VEBA may at any time deliver to Issuer a written notice that it proposes to make a Transfer of Registrable Securities to or for the benefit of an employee benefit plan maintained or contributed to by Issuer or any of its affiliates in connection with the satisfaction of ordinary course funding obligations or investment objectives with respect to such employee benefit plan. Each notice of a proposed Transfer pursuant to this Section 2(d) shall be delivered a reasonable period of time before such proposed Transfer and, in any event, not less than 30 days before such proposed Transfer.

(e) Notwithstanding the provisions of this Agreement to the contrary, each of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA may at any time effect a Transfer by tendering any or all of the Registrable Securities into an exchange offer, a tender offer or a request or invitation for tenders (as such terms are used in Sections 14(d) or 14(e) of the Exchange Act and the rules and regulations of the

Commission thereunder) (collectively, a "tender offer")) for Class H Common Stock if (X) such Transfer is effected within the 24-hour period immediately prior to the then scheduled expiration time for such tender offer, and (Y) at the time the Hourly Pension Plan, the Salaried Pension Plan or the VEBA propose to effect such Transfer:

(i)         Issuer (A) does not have in effect a  stockholders  rights plan or
            (B) has in effect a stockholders rights plan but there has been a
            redemption,  revocation or similar invalidation   of  the  preferred
            stock or other rights issued under such stockholders rights plan (the "Rights"), in either case as a result of (X) action of the Board of Directors of Issuer (or any committee thereof) in connection with such tender offer (including as a result of a finding that such tender offer was a "permitted offer" under the terms of such stockholders rights plan) or (Y) a final and non-appealable order of a court of competent jurisdiction issued in connection with such tender offer in response to a challenge to the validity and/or effects of such stockholders rights plan or Rights; or

(ii) Issuer (A) does not have in effect a stockholders rights plan or (B) has in effect a stockholders rights plan but there has been a redemption, revocation or similar invalidation of any Rights issued thereunder, in either case other than as a result of the matters described in clause (i) above and other than as a result of a court order of the type described in clause (i) above that has not become final and non-appealable, and (X) the Board of Directors of Issuer has not recommended rejection of such tender offer pursuant to Rule 14e-2(a) under the Exchange Act or any successor thereto ("Rule 14e-2(a)"), or (Y) at least half of the members of the Board of Directors of Issuer who are not officers or employees of Issuer and who are not representatives, nominees or affiliates of the bidder (as defined in Rule 14d-l(e) under the Exchange Act or any successor thereto) (the "Bidder") making such tender offer (collectively, the "Independent Directors") did not recommend rejection of such tender offer when the Board of Directors of Issuer determined the position of Issuer with respect to such tender offer as contemplated by Rule 14e-2(a) or (Z) there are fewer than two members of the Board of Directors of Issuer that are Independent Directors at the time the Board of Directors of Issuer considers such tender offer; or

(iii) Issuer (A) does not have in effect a stockholders rights plan or (B) has in effect a stockholders rights plan but there has been a redemption, revocation or similar invalidation of any Rights issued thereunder, in either case other than as a result of the matters described in clause (i) above and other than as a result of a court order of the type described in clause (i) above that has not become final and non-appealable and other than as a result of a proposal initiated, recommended, endorsed, supported or encouraged, directly or indirectly, publicly or privately, by the applicable Donee (it being understood that, for purposes of this subsection (iii), a vote by a Donee in favor of any such proposal shall constitute support of such Donee for such proposal), and both (X) the applicable Donee, after consultation with its legal counsel and financial advisors, has concluded in good faith that the Minimum Tender Condition with respect to such tender offer will likely be satisfied without giving effect to any shares of Class H Common Stock tendered or to be tendered into such tender offer by such Donee and (Y) after the date of the commencement of such tender offer and prior to the 24-hour period immediately prior to the then scheduled expiration time of such tender offer, Issuer has not given written notice to such Donee that such Transfer may not be made under this subsection (iii), which notice included the good faith determination of the Board of Directors of Issuer as to the Put Price as contemplated by Section 2(f)(iii) (or, if given, such notice has been withdrawn in writing).

      If, at any time after any Donee has made a Transfer by tendering Registrable Securities into a tender offer pursuant to this Section 2(e), the Bidder making such tender offer decreases the percentage or number of shares of Class H Common Stock being solicited for purchase, decreases the amount or changes the form of consideration offered to tendering stockholders or otherwise makes a material change or waives a material condition in the terms of such tender offer such that the then scheduled expiration date of such tender offer is extended, then such Donee shall, upon the request of Issuer, withdraw such Registrable Securities from such tender offer as promptly as practicable, subject to the such Donee's rights to tender Registrable Securities again as contemplated by this Agreement.

      If any Donee is not permitted to make a Transfer of Registrable Securities pursuant to Section 2(g), promptly (and in any event within one Business Day after any public announcement with respect thereto) after the Board of Directors of Issuer determines the position of Issuer with respect to any tender offer as contemplated by Rule 14e-2(a), Issuer shall give such Donee written notice of such position by the Board of Directors of Issuer and by the Independent Directors as described in subsection (ii) above. If there are fewer than two members of the Board of Directors of Issuer that are Independent Directors at the time the Board of Directors of Issuer considers such tender offer, such notice shall so state. If, based on such positions by the Board of Directors of Issuer and the Independent Directors, a Transfer to be made by tendering into such tender offer would be permitted only by subsection (iii) of this Section 2(e) (excluding for purposes of such determination the conditions set forth in clauses (X) and (Y) of such subsection (iii)), Issuer shall promptly commence arranging financing so that it will be able to pay in full all amounts due in connection with any exercise of the Put Right (as defined below) in connection with such tender offer and shall use all commercially reasonable efforts to obtain such financing so as to pay all such amounts as and when due (it being understood that the obligation of Issuer to make payment at the Put Closing (as defined below) shall be absolute and that compliance with this sentence shall not relieve Issuer of its obligations under this Agreement or excuse performance hereunder).

(f)(i) If any Donee in good faith desires to effect a Transfer of Registrable Securities by tendering into a tender offer and such Transfer would be permitted only by subsection (iii) of Section 2(e) (assuming that Issuer has not and will not give the notice described in such subsection (iii) that such Transfer may not be made thereunder) then the applicable Donee shall, no later than 96 hours prior to the then scheduled expiration time for such tender offer, deliver to Issuer a written notice (the "Tender Notice") of such proposed tender that specifies the number of shares of Registrable Securities proposed to be so tendered. If, after the delivery of such Tender Notice and prior to the then scheduled expiration time for such tender offer, the Bidder making such tender offer amends the terms thereof or another Bidder commences a tender offer for shares of Class H Common Stock, then each Donee may revoke such Tender Notice by delivering written notice thereof to Issuer at any time prior to the then scheduled expiration time for the tender offer that was the subject of such Tender Notice. No such revocation shall limit the Hourly Pension Plan's, the Salaried Pension Plan's or the VEBA's rights to deliver a Tender Notice with respect to any tender offer, including any such amended tender offer or new tender offer.

(ii) If (A) any Donee has delivered, and not revoked, a Tender Notice with respect to a tender offer, each in accordance with subsection
            (i), (B) Issuer has given (and not withdrawn) the notice described in subsection (iii) of Section 2(e) that such Transfer may not be made under such subsection (iii), (C) the Minimum Tender Condition with respect to such tender offer has been satisfied and shares required to satisfy such Minimum Tender Condition have been accepted for purchase and purchased pursuant to such tender offer and (D) effecting a Transfer of Registrable Securities to Issuer pursuant to an exercise of the Put Right would not violate the Amended Transfer Agreement, then the applicable Donee shall have the right (the "Put Right") to require Issuer to purchase up to the number of shares of Registrable Securities specified in the Tender Notice multiplied by, if applicable, the proration fraction applied to determine the number of shares of Class H Common Stock purchased from each tendering stockholder pursuant to such tender offer (the "Maximum Share Number"). The purchase price per share at which Issuer shall be required to purchase such Registrable Securities shall be equal to the price per share of Class H Common Stock paid in such tender offer (or, to the extent such tender offer price was paid in consideration other than cash, the cash equivalent of the fair market value thereof as of the expiration time of such tender offer determined as described below) (the "Put Price"). The applicable Donee may exercise the Put Right, in whole or in part, by delivering to Issuer a written notice (the "Exercise Notice") of such exercise that specifies the number of Registrable Securities to be purchased pursuant to such exercise (which number shall not exceed the Maximum Share Number). The delivery of the Exercise Notice shall constitute an agreement binding upon the Hourly Pension Plan, the Salaried Pension Plan and/or the VEBA, as applicable, to sell, and upon Issuer to purchase, such Registrable Securities. The term of the Put Right shall commence immediately after the Bidder making such tender offer accepts for purchase and purchases shares of Class H Common Stock tendered pursuant to such tender offer and shall terminate ten days after Issuer gives the applicable Donee notice that such purchase has occurred.

(iii) If any portion of the tender offer price for any tender offer is payable in consideration other than cash: (A) any notice given by Issuer to the applicable Donee under subsection (iii) of Section 2(e) that a Transfer may not be made under such subsection (iii) shall include a good faith determination by the Board of Directors of Issuer as to the Put Price; (B) if the Put Right has become exercisable as described in subsection (ii) above in connection with such tender offer, within 24 hours after the expiration time for such tender offer, Issuer shall deliver to the applicable Donee a notice (the "Put Price Notice") confirming the (or, if necessary, setting forth a revised) good faith determination of Issuer's Board of Directors as to the Put Price; and (C) in the Exercise Notice, if any, the applicable Donee shall either agree to the Put Price as set forth in the Put Price Notice or set forth its own good faith determination as to the Put Price. Each such determination shall separately identify the value attributed to each component of the consideration offered in such tender offer. If the applicable Donee does not so agree to the Put Price as set forth in the Put Price Notice and Issuer and the applicable Donee, negotiating in good faith, are unable to reach an agreement on the Put Price within 15 days after delivery of an Exercise Notice, an investment banking firm shall be selected and instructed to determine the Put Price as contemplated herein and submit to Issuer and the applicable Donee promptly (and in any event no later than 30 days after the delivery of the Exercise Notice) a written report setting forth such determination. If Issuer and the applicable Donee are unable to agree on an investment banking firm within 15 days after delivery of an Exercise Notice, a firm shall be selected by lot (until a firm so selected has agreed to accept the engagement to determine the Put Price as contemplated herein) from the top eight New York-based investment banking firms, as determined in each case by dollar volume of equity offerings in which such firms acted as lead underwriters, on the basis of the most recently available information, after Issuer and the applicable Donee have each eliminated one such firm and after the elimination of each such firm that represented the Bidder, Issuer, or the applicable Donee in connection with such tender offer or, within the 365-day period prior to the delivery of the Put Notice, otherwise performed substantial services for the Bidder. If, as a result of the selection process set forth in the preceding sentence, no such firm is eligible to be so selected or no such firm accepts the engagement, Issuer and the applicable Donee shall promptly agree on an alternative process to promptly select an investment banking firm to determine the Put Price as contemplated herein. In any case, the fees and expenses of such firm shall be borne by Issuer, and the determination of such firm shall be final and binding upon all parties; provided, that if such determination results in a Put Price greater than the Put Price set forth by the applicable Donee in the Exercise Notice, the Put Price determined by such firm shall be deemed to equal the Put Price set forth in the Exercise Notice for purposes hereof. Issuer and the applicable Donee shall cooperate and provide each other (and any such firm) with the information (in reasonable detail) used in making its determinations with respect to the Put Price. Issuer shall cooperate with any investment banking firm engaged to determine the Put Price hereunder, including providing information as reasonably requested by such firm in connection with such determination.

(iv) The closing (the "Put Closing") of the purchase and sale of the Registrable Securities specified in the Exercise Notice shall occur no later than 90 days after the delivery of the Exercise Notice (or, if such day is not a Business Day, the immediately following Business Day) (the "Final Date"), at a time and place mutually agreeable to Issuer and the applicable Donee. If Issuer and the applicable Donee are unable to agree on a time and place for the Put Closing, the Put Closing shall be at 10:00 a.m. (local time) at the principal executive offices of Issuer on the Final Date; provided, that the Issuer may specify that the Put Closing occur on any Business Day prior to the Final Date by giving written notice to the applicable Donee, at least two Business Days prior to the date so specified. At the Put Closing, Issuer shall pay to the applicable Donee by wire transfer of immediately available funds to the account designated in writing by the applicable Donee, an amount (the "Base Purchase Price") equal to (Y) the Put Price, multiplied by (Z) the number of shares of Registrable Securities to be purchased, together with interest on the Base Purchase Price at the interest rate determined as set forth in Exhibit B attached hereto for the period from and including the fifth Business Day after the delivery of the Exercise Notice through but excluding the day the Base Purchase Price (and all accrued interest thereon) is paid in full (calculated on the basis of actual days elapsed and a 365-day year). At the Put Closing, the applicable Donee shall deliver to Issuer certificates representing (or other evidence of ownership of) the Registrable Securities to be sold to Issuer, together with duly executed stock powers endorsed in blank or other instruments of transfer, and shall execute and deliver such other certificates, agreements and instruments as Issuer may reasonably request to effect such sale (which shall include a representation and warranty of the applicable Donee that all Registrable Securities sold to Issuer pursuant to the Put Right are owned of record by the applicable Donee, free and clear of any liens, pledges, security interests, encumbrances, equities, claims, options or limitations of whatever nature (other than those contemplated by this Agreement) but which shall not include any further representations and warranties from the applicable Donee).

(g) Notwithstanding any provisions of this Agreement to the contrary, at any time that the Donees collectively own Registrable Securities that constitute 11% or less of the Class H Common Stock on a fully-diluted basis (calculated for such purpose without giving effect to options, warrants or other rights exercisable for the Class H Common Stock issued or issuable pursuant to any employee stock option or other benefit plan maintained by Issuer), any Donee may effect a Transfer by tendering any or all of the Registrable Securities into a tender offer for Class H Common Stock.

(h) The provisions of Sections 2(e), 2(f) and 2(g) shall not apply after General Motors ceases to be the Issuer under this Agreement.

(i) Nothing in this Agreement shall prohibit Issuer and the Hourly Pension Plan, the Salaried Pension Plan or the VEBA from at any time agreeing to effect or effecting a Transfer of Registrable Securities from the Hourly Pension Plan, the Salaried Pension Plan or the VEBA to Issuer or any of its consolidated subsidiaries. If Issuer or any of its consolidated subsidiaries, to the extent permitted by ERISA and other applicable laws and regulations, intends to purchase Class H Common Stock on the open market for or on behalf of any employee benefit plan maintained or contributed to by Issuer, any of its consolidated subsidiaries or any of their predecessors or successors, it shall make reasonable efforts to consult in good faith with the Donees with respect to the possibility of purchasing such shares from the Donees. Any such Transfer (and any other purchase, sale or exchange pursuant to any other provision of this Agreement) of Class H Common Stock from the Donees to the Issuer or other party in interest to such plans shall comply with the requirements of ss.408(e) of ERISA (or any successor provision thereto) unless it is established to the satisfaction of the Issuer that the purchase, sale and exchange are exempted from the prohibited transaction restrictions of ss.406 of ERISA and ss.4975 of the Internal Revenue Code of 1986, as amended (or any successor provisions thereto). The Hourly Pension Plan, the Salaried Pension Plan or the VEBA, as applicable, shall further establish, to the satisfaction of Issuer, that such proposed Transfer or any other Transfer is in compliance with ERISA, federal and state securities laws and regulations and other applicable laws and regulations.

(j) Prior to making any Transfer of Registrable Securities pursuant to clause (v), (vi) or (vii) of Section 2(a), the applicable Donee shall deliver to Issuer an opinion of counsel reasonably satisfactory to Issuer to the effect that such Transfer may be made without registration under the Securities Act in reliance upon Rule 144.

(k) No Transfer of Registrable Securities in violation of this Agreement shall be made or recorded on the books of Issuer and any such Transfer shall be void and of no effect.

(l) Other than a Transfer pursuant to Section 2(a)(vii), the Registrable Securities Transferred by the Donees pursuant to any provision of this Section 2 shall be allocated among the Registrable Securities held by the Hourly Pension Plan, those held by the Salaried Pension Plan and those held by the VEBA in accordance with the Donee Allocation Basis; provided, however, that in connection with any Transfer pursuant to clause (v), (vi) or (vii) of Section 2(a), only the shares held by the Hourly Pension Plan, the Salaried Pension Plan and the VEBA that are then eligible to be sold pursuant to the applicable section or sections of Rule 144 shall be taken into account in determining such allocation.

3.          Demand Transfers.

(a) The Donees may from time to time deliver to Issuer a written notice that they propose to make a Transfer of Registrable Securities either (i) pursuant to an underwritten public offering reasonably designed to achieve a broad public distribution of the securities being offered (a "Public Transfer") or (ii) subject to
Section 3(h), pursuant to a negotiated transaction or series of related transactions effected on the same date and at the same price per share with one or more transferees (each such transaction or series of related transactions described in this clause (ii), whether registered or not, being referred to herein collectively as a "Negotiated Transfer"). Public Transfers and Negotiated Transfers, whether made pursuant to a Demand Registration Statement, a Shelf Registration Statement or without a registration statement, are referred to herein collectively as "Demand Transfers." The Registrable Securities included by the Donees in any Demand Transfer shall be allocated among the Registrable Securities held by the Hourly Pension Plan, those held by the Salaried Pension Plan and those held by the VEBA in accordance with the Donee Allocation Basis. Any Demand Transfer made jointly by the Donees shall count as a single Demand Transfer.

      Until June 12, 2004, the number of Public Transfers (including any Transfer considered a Public Transfer under Section 6(b)) and Negotiated Transfers that are registered under the Securities Act that may be effected by the Donees in any 12-month period shall not exceed two in the aggregate. From and after June 12, 2004, the number of Public Transfers (including any Transfer considered a Public Transfer under Section 6(b)) and Negotiated Transfers that are registered under the Securities Act that may be effected by the Donees in any 12-month period shall not exceed three in the aggregate; provided that two of such Transfers may be any type of registered Demand Transfer and the third such Transfer may only be a Negotiated Transfer of Registrable Securities having a fair market value (based upon the closing price of the Registrable Securities quoted on the securities exchange on which such Registrable Securities are listed on the trading day immediately preceding the date upon which the Donees deliver their written notice of such Negotiated Transfer to Issuer) not greater than $1 billion (it being agreed that there is no minimum dollar amount for any Negotiated Transfer made by Donees under this Agreement). Subject to the immediately following paragraph, there shall be no numerical limit hereunder on the number of Negotiated Transfers that may be effected by the Donees without registration under the Securities Act.

      From and after the first time at which an issuer other than General Motors shall become the Issuer pursuant to the succession provisions of Section 12(a), the Donees shall not (A) until June 12, 2004, effect more than two Demand Transfers (whether registered or unregistered and including any Transfer considered a Public Transfer under Section 6(b)) in any 12-month period and (B) from and after June 12, 2004, effect more than three Demand Transfers (whether registered or unregistered and including any Transfer considered a Public Transfer under Section 6(b)) in any 12-month period; provided that two of such Transfers may be any type of Demand Transfer and the third such Demand Transfer may only be a Negotiated Transfer of Registrable Securities having a fair market value (based upon the closing price of the Registrable Securities quoted on the securities exchange on which such Registrable Securities are listed on the trading day immediately preceding the date upon which the Donees deliver their written notice of such Negotiated Transfer to Issuer) not greater than $1 billion (it being agreed that there is no minimum dollar amount for any Negotiated Transfer made by Donees under this Agreement).

      Issuer shall not be required to register under the Securities Act any Public Transfer (other than any Transfer considered a Public Transfer under
Section 6(b)) unless the Donees have requested to sell at least the lesser of
(A) 50 million shares of the Registrable Securities or (B) shares of Registrable Securities having a fair market value (based upon the closing price of the Registrable Securities quoted on the securities exchange on which such Registrable Securities are listed on the trading day immediately preceding the date upon which the Donees deliver their written notice of a Public Transfer to Issuer) of $500 million in such registration.

      For purposes of this Agreement, a registered Demand Transfer is deemed to be effected upon the earliest of (x) the date upon which a public announcement is made with respect to such Demand Transfer (provided that the Donees consent to such public announcement, which consent shall not be unreasonably withheld or delayed), (y) public selling efforts (including road shows) are commenced with respect to such Demand Transfer and (z) with respect to a registered Demand Transfer other than one effected pursuant to Shelf Registration Statement, the effective date of the Demand Registration Statement or, with respect to a Demand Transfer pursuant to a Shelf Registration Statement, the date a prospectus supplement is filed with the Securities and Exchange Commission. Notwithstanding the foregoing, a registered Demand Transfer shall not be deemed to have been effected if such Demand Transfer is not consummated as a result of (i) a breach by Issuer of its obligations hereunder, or (ii) Issuer exercising its rights under Section 3(f) and, in either case, after the Demand Transfer would otherwise have been deemed to have been effected pursuant to the preceding sentence. An unregistered Demand Transfer is deemed to be effected on the date of the consummation of such Demand Transfer.

(b) So long as the Donees own not less than 50 million shares of Registrable Securities in the aggregate, the Donees may deliver to Issuer a written request that Issuer prepare and file with the Commission a registration statement on the appropriate form under the Securities Act (together with any amendments or supplements thereto, the "Shelf Registration Statement"), registering under the Securities Act up to the lesser of (x) 100 million shares of Registrable Securities or (y) the amount of Registrable Securities that, if Transferred, would result in the Donees owning 50 million shares of Registrable Securities in the aggregate, in either case for offering and sale by the Donees in Public Transfers and Negotiated Transfers from time to time pursuant to Rule 415 under the Securities Act or any successor thereto ("Rule 415"). Notwithstanding the foregoing, prior to June 12, 2004, the Donees may not effect a registered Negotiated Transfer from the Shelf Registration Statement unless the mean between the highest and lowest quoted selling prices on such date on the NYSE of Class H Common Stock at the time of such Negotiated Transfer is at least $12 per share and has been at least $12 per share for at least 90 consecutive days prior to such date, in which event, the applicable limitation set forth below shall apply:

(i) on any date that the mean between the highest and lowest quoted selling prices on such date on the NYSE of Class H Common Stock is at least $12 per share but less than $17 per share and has been at least $12 per share for at least 90 consecutive days prior to such date, the Donees will be permitted to effect Negotiated Transfers from the Shelf

            Registration   Statement involving  an aggregate  number  of  shares
            of Class H Common Stock (including any prior Negotiated Transfers from a Shelf Registration Statement) of not more than 10% of the aggregate number of shares of Class H Common Stock held by the Donees as of immediately prior to the completion of the Negotiated Transfer;

(ii) on any date that the mean between the highest and lowest quoted selling prices on such date on the NYSE of Class H Common Stock at the time of any Negotiated Transfer is at least $17 per share but less than $22 per share and has been at least $17 per share for at least 90 consecutive days prior to such date, the Donees will be permitted to effect Negotiated Transfers from the Shelf Registration Statement involving an aggregate number of shares of Class H Common Stock (including any prior Negotiated Transfers from a Shelf Registration Statement) of not more than 15% of the aggregate number of shares of Class H Common Stock held by the Donees as of immediately prior to the completion of the Negotiated Transfer; or

(iii) on any date that the mean between the highest and lowest quoted selling prices on such date on the NYSE of Class H Common Stock at the time of any Negotiated Transfer is at least $22 per share and has been at least $22 per share for at least 90 consecutive days prior to such date, the Donees will be permitted to effect Negotiated Transfers from the Shelf Registration Statement involving an aggregate number of shares of Class H Common Stock (including any prior Negotiated Transfers from a Shelf Registration Statement) of not more than 25% of the aggregate number of shares of Class H Common Stock held by the Donees as of immediately prior to the completion of the Negotiated Transfer.

Subject to Sections 3(f) and 12(a), as promptly as reasonably practicable after the receipt of the Donees' request for the filing of a Shelf Registration Statement, Issuer shall file a Shelf Registration Statement registering the number of shares of Registrable Securities so requested.

      Subject to Sections 3(f) and 12(a), at any time after Issuer has filed a Shelf Registration Statement and until such time as the Donees have reduced their ownership of Registrable Securities to less than 50 million shares of Class H Common Stock in the aggregate, if fewer than 50 million shares of Registrable Securities remain subject to the Shelf Registration Statement, Issuer shall, if and to the extent requested by the Donees, prepare and file with the Commission an additional Shelf Registration Statement (utilizing a combined prospectus as provided for by Rule 429 under the Securities Act or any successor thereto ("Rule 429")) as promptly as reasonably practicable after receipt of such request, registering under the Securities Act up to the number of shares of Registrable Securities equal to the lesser of (i) the difference between 100 million and the number of such shares remaining subject to the Shelf Registration Statement then in effect and (ii) the amount of such Registrable Securities that, if Transferred, would result in the Donees owning 50 million shares of Registrable Securities in the aggregate.

(c) Notwithstanding any other provision of this Agreement and subject to the last two sentences of this Section 3(c), if (A) within 180 days following the delivery of a written request for a Demand Transfer by the Donees, such Demand Transfer has not been consummated, such request has not been withdrawn or a Liquidity Event has not occurred and (i) in the case of a Public Transfer, either Issuer has not filed the related registration statement or there has not been a period of at least 45 consecutive days following the date on which the Commission has completed its review, if any, of the related Demand Registration Statement (or, if a Shelf Registration Statement is then effective, following the date of such request) without the occurrence of a Blackout Period, (ii) in the case of a Negotiated Transfer that is to be registered under the Securities Act pursuant to this Agreement, either Issuer has not filed the related registration statement or there has not been a period of at least 20 consecutive days following the date on which the Commission has completed its review, if any, of the related Demand Registration Statement (or, if a Shelf Registration Statement is then effective, following the date of such request) without the occurrence of a Blackout Period, or (iii) in the case of a Negotiated Transfer that is not to be registered under this Agreement, there has not been a period of at least 20 consecutive days following the date of such request without the occurrence of a Blackout Period, then (B) the Donees may, at the end of such 180-day period, deliver to Issuer a written request for a Demand Transfer, and Issuer shall take all reasonable actions that are necessary to permit the Donees to effect such Demand Transfer, including, if such Demand Transfer is to be registered under the Securities Act pursuant to this Agreement, and a Shelf Registration Statement is not then effective, (i) preparing and filing a registration statement for the Transfer of the Registrable Securities requested to be registered in connection with such Demand Transfer within a period of 30 days following the delivery of such request and (ii) providing the Donees with a period of at least 45 days following the date on which the Commission has completed its review, if any, of such registration statement, or, if such Demand Transfer is not to be registered under the Securities Act pursuant to this Agreement or a Shelf Registration Statement is then effective, the date of the delivery of such request, in either case, to allow for the marketing and Transfer of such Registrable Securities. Without limiting the generality of the foregoing, Issuer shall, within 60 days following the date of delivery of the request by the Donees, terminate any proposal or plan or make any public disclosure, that, in either case, would otherwise give rise to Issuer's right of postponement pursuant to Section 3(f). All of the Donees' rights and all of Issuer's obligations under this Section 3(c) shall terminate from and after the time the Donees have reduced their ownership of Registrable Securities to less than 50 million shares of Class H Common Stock in the aggregate. If General Motors initiates the exploration of any transaction involving or relating to a separation of Hughes from General Motors, then General Motors may, in its sole and absolute discretion, provide notice in writing (the "Initiation Notice") of such initiation to the Donees. Upon delivery of the Initiation Notice by General Motors to the Donees, the time period set forth in this Section 3(c) shall be automatically increased, without further action on the part of any of the parties hereto, from 180 days to 395 days and shall remain 395 days until General Motors has delivered to the Donees the Termination Notice (as defined below). General Motors agrees to provide notice in writing to the Donees after the completion or termination, as determined by General Motors, of any separation of Hughes from General Motors (the "Termination Notice").

(d) Each notice of a proposed Demand Transfer shall be delivered a reasonable period of time before the proposed Transfer and, in any event, (i) in connection with a proposed Public Transfer pursuant to a Demand Registration Statement, not less than 30 days before the anticipated filing date of such Demand Registration Statement if Issuer is eligible to use Form S-3 or any successor form ("Form S-3") or 45 days before such date in the event Issuer is not eligible to use such form, (ii) in connection with a proposed Negotiated Transfer pursuant to a Demand Registration Statement, not less than 20 days before the anticipated filing date of such Demand Registration Statement if Issuer is eligible to use Form S-3 or 45 days before such date in the event Issuer is not eligible to use such form, (iii) in connection with a proposed Transfer pursuant to a Shelf Registration Statement, not less than 10 days before the proposed commencement of such proposed Transfer and (iv) in connection with a proposed Negotiated Transfer that is not to be registered under the Securities Act pursuant to this Agreement, not less than five days before the proposed consummation of such Negotiated Transfer. Each notice of a proposed Demand Transfer shall specify whether such Transfer will be a Public Transfer or a Negotiated Transfer, whether a Negotiated Transfer will be registered or unregistered, the approximate number of Registrable Securities proposed to be Transferred, the proposed timetable for the transaction and the anticipated per share price range for such Transfer.

(e) Unless a Shelf Registration Statement is effective with respect to the full amount of shares proposed to be subject to a Demand Transfer, (i) each notice of a proposed Public Transfer shall constitute a request that Issuer register the proposed Transfer of the Registrable Securities under the Securities Act on the appropriate form and (ii) in connection with any notice of a proposed Negotiated Transfer, the Donees may request that Issuer register the proposed Transfer of the Registrable Securities; provided however, that if the Donees do not request that Issuer register such proposed Transfer of the Registrable Securities, the Donees shall establish, to the reasonable satisfaction of Issuer, that such Negotiated Transfer may be made without registration under applicable securities laws. In the case of each request for registration pursuant to the foregoing sentence (a "Demand Registration"), Issuer shall file the requested registration statement (together with any amendments or supplements thereto, a "Demand Registration Statement") as promptly as reasonably practicable, subject to postponement as provided in Section 3(f); provided, however, that Issuer shall not be required to register a proposed Negotiated Transfer of the Registrable Securities if Issuer's legal counsel advises in writing that (i) such registration would not be permitted under applicable federal and state securities laws and regulations, (ii) if such Transfer is not so registered, the shares Transferred in such Transfer would not constitute "restricted securities" (as defined in Rule 144) in the hands of the transferee in such proposed Transfer or (iii) such registration is not required under applicable federal securities laws and Issuer and the Donees reasonably agree that the shares Transferred in such Transfer would constitute "restricted securities" in the hands of the transferee in such proposed transaction regardless of registration.

(f) Subject to Section 3(c), Issuer may postpone the filing or effectiveness of any Demand Registration Statement, the initial filing or effectiveness of any Shelf Registration Statement or the making of any Demand Transfer, whether registered or not, at any time if Issuer determines, in its reasonable judgment, that (i) such action or proposed action would interfere with any proposal or plan by Issuer or any of its affiliates to engage in any material acquisition, merger, consolidation, tender offer, securities offering (including any proposal or plan to register or offer Class H Common Stock existing as of the time of the Donees' notice to Issuer of a proposed Demand Transfer) or other material transaction or (ii) would require Issuer to make a public disclosure of previously non-public material information; provided, however, that Issuer will not exercise its rights of postponement pursuant to this Section 3(f) for more than 180 days (which need not be consecutive and shall not be in addition to the 180-day period referred to in Section 3(c)) in any consecutive 12-month period. Notwithstanding the foregoing, the proviso in the immediately preceding sentence shall not apply during any period commencing with the time that General Motors has delivered the Initiation Notice to the Donees pursuant to Section 3(c) until such time as General Motors has delivered the Termination Notice to the Donees. Issuer shall promptly notify the Donees of any postponement pursuant to this
Section 3(f) and Issuer agrees that it will terminate any such postponement as promptly as reasonably practicable and will promptly notify the Donees of such termination. In making any such determination to initiate or terminate a postponement, Issuer shall not be required to consult with or obtain the consent of the Donees or any investment manager therefor (including the Hourly Pension Plan Trustee, the Salaried Pension Plan Trustee and the VEBA Trustee), and any such determination shall be Issuer's responsibility alone, and neither the Donees nor any investment manager for the Donees (including the Hourly Pension Plan Trustee, the Salaried Pension Plan Trustee or the VEBA Trustee) shall be responsible or have any liability therefor. If any postponement pursuant to this paragraph is made with respect to a Demand Transfer which would otherwise, pursuant to Section 3(a) hereof, be deemed to be effected, such Demand Transfer shall not be deemed to have been effected if such Demand Transfer is not consummated as a result of Issuer's exercise of its rights under this Section 3(f).

(g) The Donees may select the lead underwriter and, subject to the following paragraph, co-manager or co-managers to administer any Public Transfer of Registrable Securities from a list of eligible lead underwriters (the "Lead Underwriter List") and a list of eligible co-managers (the "Co-Manager List, and collectively with the Lead Underwriter List, the "Lists"), prepared for such purpose by Issuer and delivered to the Donees on the date of the Registration Rights Agreement (as the Lists may be revised by Issuer from time to time).

      Unless the Donees advise Issuer that the Public Transfer will be solely managed by the lead underwriter selected pursuant to the preceding paragraph, within 48 hours from Issuer's receipt from the Donees of a written request for registration of a Public Transfer, the Issuer may deliver to the Donees in writing its recommendation, together with a statement setting forth the bases for such recommendation, of the second most senior underwriter in connection with the Public Transfer, which may be any Person set forth on either of the Lists. Issuer agrees that in connection with its right hereunder to recommend the second most senior underwriter in any Public Transfer, Donees are not obligated to designate a "joint lead underwriter" or an underwriter who would serve as a "joint book runner" in connection with any Public Transfer. The Donees shall deliver to the Issuer in writing a notice, together with a statement setting forth the bases for their choice, indicating whether they choose to follow Issuer's recommendation (which choice shall not be unreasonably made). Within 48 hours of its receipt of any notice that any recommendation has not been accepted by the Donees, Issuer may deliver to the Donees in writing a subsequent recommendation, together with a statement setting forth the bases of its recommendation, which may be any Person set forth on either of the Lists. In response to any subsequent recommendation, the Donees shall deliver to the Issuer in writing a notice, together with a statement setting forth the bases for their choice, indicating whether they chooses to follow Issuer's recommendation
(which choice shall not be unreasonably made). In accordance with the procedures set forth in this paragraph, Issuer may continue to make additional recommendations of the second most senior underwriter until the Donees choose to follow Issuer's recommendation; provided however that the second most senior underwriter ultimately chosen shall be a Person whose name is set forth on either of the Lists.

      The Lead Underwriter List shall contain the names of no fewer than three Persons and the Co-Manager List shall contain the name of no fewer than five Persons, each of which shall be an internationally recognized underwriting firm that has analyst coverage of Hughes (or any successor corporation thereto). The Donees shall have the right to request that Issuer add Persons to the Lists, provided that Issuer shall have no obligation to consent to any such request. No Person may serve as lead underwriter or co-manager unless such Person shall have agreed to use its reasonable best efforts to effect a broad public distribution of Registrable Securities to be sold in the Public Transfer and to use its reasonable best efforts not to sell to any one Person (or group of related Persons)(whether such Person (or group of related persons) is buying for its own account or as a fiduciary on behalf of one or more accounts) Registrable Securities constituting more than 2% of the Class H Common Stock then outstanding. The selection of counsel to such lead underwriter and co-manager or co-managers shall be subject to the consent of Issuer, which consent shall not be unreasonably withheld.

(h) The Donees shall not make a  Negotiated  Transfer to (i) any one Person
(or group of related Persons) (whether such Person (or group of related Persons) is buying for its own account or as a fiduciary on behalf of one or more accounts) of more than 2% of the Class H Common Stock then outstanding or (ii) any one Person (or group of related Persons) if such Person (or group of related Persons) is then required to file, or has filed, or as a result of such Negotiated Transfer will be required to file (to the knowledge of the Donees after reasonable inquiry) a Schedule 13D under the Exchange Act (or any successor thereto) with respect to the Class H Common Stock. If the Registrable Securities subject to any Negotiated Transfer are not to be registered under the Securities Act, the Donees shall, prior to effecting such Negotiated Transfer, cause each transferee in such Negotiated Transfer to represent and warrant to, and covenant and agree with, the Donees and Issuer in writing that (i) such transferee is acquiring such Registrable Securities for its own account, or for one or more accounts, as to each of which such transferee exercises sole investment discretion, for investment purposes only and not with a view to, or for resale in connection with, any distribution (within the meaning of the Securities Act), and (ii) such transferee does not constitute an underwriter (within the meaning of the Securities Act) with respect to the acquisition of such Registrable Securities from the Hourly Pension Plan, the Salaried Pension Plan and/or the

VEBA. The parties hereto agree that the representations and covenants referred to in the immediately preceding sentence shall not be required from any transferee who receives Registrable Securities pursuant to a sale in compliance with Rule 144.

(i) Issuer shall make available members of the management of Issuer and its affiliates for reasonable assistance in the selling efforts relating to any public offering of the Registrable Securities pursuant to a Public Transfer, to the extent customary for public offerings (including, without limitation, to the extent customary, senior management attendance at due diligence meetings with underwriters and their counsel and road shows), and for such assistance as is reasonably requested by the Donees and their counsel in the selling efforts relating to any Negotiated Transfer.

4.          Piggyback Registration.

(a) In the event that Issuer proposes to register any shares of Class H Common Stock for its own account or for the account of any holder or holders of Class H Common Stock (other than a Strategic Partner) pursuant to contractual rights of such holder or holders or otherwise, in either case under the Securities Act in an underwritten public offering (other than on a registration statement on Form S-4 or S-8 under the Securities Act or any successors thereto, a registration statement for a delayed or continuous offering pursuant to Rule 415, a registration statement covering securities convertible into or exercisable or exchangeable for Class H Common Stock, an offering of securities solely to Issuer's existing shareholders or otherwise in connection with any offer to exchange securities) (together with any underwritten public offering of Class H Common Stock pursuant to Rule 415 as described in Section 4(b) below, a "Piggyback Registration"), Issuer shall give the Donees written notice of such proposed registration no less than 30 days before the date of filing anticipated by Issuer in connection with such registration. Subject to Section 4(d), Issuer shall include in such registration all Registrable Securities held by the Donees with respect to which Issuer has received a written request for inclusion therein within 15 days after Issuer's notice of such proposed registration.

(b) In the event that Issuer proposes to offer for its own account or for the account of any holder or holders of Class H Common Stock (other than a Strategic Partner) pursuant to contractual rights of such holder or holders or otherwise, in either case any shares of Class H Common Stock in any underwritten public offering pursuant to Rule 415, Issuer shall give the Donees written notice of such proposed offering no less than 30 days before the date of commencement of distribution anticipated by Issuer in connection with such offering. Subject to Section 4(d), Issuer shall include in such offering all such Registrable Securities with respect to which Issuer has received a written request for inclusion therein within 10 days after Issuer's notice of such proposed offering. Without limiting the generality of the foregoing, in order to so include such Registrable Securities, Issuer shall, to the extent necessary, file an amendment to the registration statement then in effect for the Class H Common Stock or an additional registration statement for the Class H Common Stock that uses a combined prospectus pursuant to Rule 429.

(c) Issuer may select the lead underwriter and co-manager or co-managers to administer any offering of Registrable Securities pursuant to a Piggyback Registration; provided, however, that if Donees' Registrable Securities that are expected to be included in any such offering constitute, in Issuer's reasonable judgment, at least 25% of the shares of Class H Common Stock expected to be Transferred in such offering, the Donees shall have the right to appoint one co-manager (reasonably acceptable to Issuer) for such offering, who shall participate in such offering on the same terms as the co-managers appointed by Issuer. In the event that Issuer gives the Donees notice of its intention to effect an offering pursuant to a Piggyback Registration and subsequently declines to proceed with such offering, the Donees shall have no rights in connection with such offering; provided, however, that, subject to Section 3(f), at the request of the Donees, Issuer shall proceed with such offering with respect to the Registrable Securities, which offering shall be deemed to be a Demand Transfer for all purposes hereunder. The Donees shall participate in any offering of Registrable Securities pursuant to a Piggyback Registration in accordance with the same plan of distribution for such Piggyback Registration as Issuer or the holder or holders of Class H Common Stock that proposed such Piggyback Registration, as the case may be.

(d) Until such time as the Donees reduce their ownership of Registrable Securities to less than 4% of the then outstanding shares of Class H Common Stock in the aggregate (the "Termination Date"), if there is a Share Limitation in connection with any Piggyback Registration, then Issuer shall include in such offering:

(i) first, if the Piggyback Registration has been initiated by holders of Class H Common Stock pursuant to Section 2.1 of the Primestar Registration Rights Agreement, the "Registrable Securities" as defined in the Primestar Registration Rights Agreement requested to be included in the Piggyback Registration,

(ii)        second, the Class H Common Stock that Issuer proposes to Transfer,

(iii) third, the Qualifying Securities requested to be included by each Qualifying Person in accordance with the General Allocation Basis,

(iv) fourth, any additional shares of Qualifying Securities requested to be included therein by any Qualifying Persons wishing to include shares in excess of the amount which they are entitled to include pursuant to clause (iii) above, pro rata based on their holdings, as of the time of the offering, relative to the holdings of all other Qualifying Persons wishing to include additional shares of Qualifying Securities, as of the time of the offering, until all additional shares of Qualifying Securities requested to be included therein by any Qualifying Persons have been included in such offering,

(v) fifth, other shares of Class H Common Stock requested to be included therein pursuant to contractual rights of the holder or holders thereof (including the holder or holders of Class H Common Stock that proposed such Piggyback Registration, if any, except as otherwise provided in clause (i) hereof), and

(vi)        sixth, any other shares of Class H Common Stock.

5.          Holdback Period.

(a) Each of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA agrees not to make any Transfer of Registrable Securities during any of the following periods:

(i) except as contemplated by clause (ii) or clause (iii) below, unless the lead underwriter administering the offering otherwise agrees, the period commencing with the effective date of a registration statement for any underwritten public offering of the Class H Common Stock (or any securities convertible into or exchangeable or exercisable for the Class H Common Stock) and ending on the 90th day after such effectiveness,

(ii) in the case of a Rule 415 registration statement, unless the lead underwriter administering the offering otherwise agrees, the period commencing upon Issuer's notice of commencement of distribution in connection with such offering and ending on the 90th day after such notice, and

(iii) in the case of a registration statement on Form S-4 (or any successor form) in connection with a transaction involving the Issuer, commencing upon the effective date of the registration statement relating to such transaction and terminating on the 90th day after the consummation of such transaction, or such shorter time period (if any) as the Issuer shall be restricted from making transfers of Class H Common Stock (or any securities convertible into or exercisable for the Class H Common Stock) pursuant to a customary written lock-up agreement with an unaffiliated third party;

provided, that any applicable period shall terminate on such earlier date as Issuer gives notice to the Donees that Issuer declines to proceed with any such offering; and provided further that, with respect to the first offering by Issuer for its own account which is commenced at any time after the Initiation Notice has been provided by General Motors to the Donees and before the Termination Notice has been provided by General Motors to the Donees or is otherwise effected in connection with a separation of Hughes from General Motors, the reference to "the 90th day" in each of clauses (i), (ii) and (iii) above shall be automatically increased, without further action on the part of any of the parties hereto, to "the 180th day" and with respect to the second offering by Issuer for its own account which is commenced at any time after the Initiation Notice has been provided by General Motors to the Donees and before the Termination Notice has been provided by General Motors to the Donees or is otherwise effected in connection with a separation of Hughes from General Motors, the reference to "the 90th day" in each of clauses (i), (ii) and (iii) above shall be automatically increased. subject to any limitations that are imposed by the lead underwriter on the Issuer on such Strategic Partner, without further action on the part of any of the parties hereto, to "the 135th day." Notwithstanding the foregoing, in the event that the lead underwriter administering an offering described in clauses (i) or (ii) above permits Issuer or any Strategic Partner to make transfers (other than as part of such offering) prior to the end of the contractual holdback period applicable to such Person, then at such time as Issuer or such Strategic Partner is permitted to make transfers, the Donees shall also be permitted to make Transfers of the Registrable Securities, subject to any limitations that are imposed by the lead underwriter on the Issuer or such Strategic Partner.

(b) Issuer  agrees not to make any Transfer of any Class H Common Stock (or any securities convertible into or exchangeable or exercisable for the Class H Common Stock) during the period commencing with the date of any notice of a proposed Public Transfer and terminating on the 90th day after the effectiveness of the registration statement for such Public Transfer pursuant to the Securities Act or, in the case of a Shelf Registration Statement, the commencement of distribution in connection with such Public Transfer, or, in either case, on such earlier date as the Donees give notice to Issuer that they decline to proceed with such Public Transfer, except (i) for the issuance of shares of Class H Common Stock upon the conversion, exercise or exchange, by the holder thereof, of options, warrants or other securities convertible into or exercisable or exchangeable for the Class H Common Stock pursuant to the terms of such options, warrants or other securities (which, in the case of any conversion, exercise or exchange which is at Issuer's option, Issuer shall not call for conversion, exercise or exchange during such period (it being understood that nothing herein shall limit the right of Issuer to call for redemption any security convertible, exercisable or exchangeable for Class H Common Stock or to issue shares of Class H Common Stock to the extent a holder of any such security elects to convert, exercise or exchange such security in lieu of accepting any redemption payments)), (ii) pursuant to the terms of any other agreement to issue shares of Class H Common Stock (or any securities convertible into or exchangeable or exercisable for the Class H Common Stock) in effect on the date of the notice of a proposed Transfer, including any such agreement in connection with any previously disclosed acquisition, merger, consolidation or other business combination, and (iii) in connection with Transfers to dividend reinvestment plans or to employee benefit plans in order to enable any such employee benefit plan to fulfill its funding obligations in the ordinary course, unless the underwriter or underwriters administering the offering in connection with such Public Transfer otherwise agree. Notwithstanding the foregoing, the provisions of this Section 5(b) shall be subject to the provisions of Section 3(f), and if Issuer exercises its rights of postponement pursuant to Section 3(f) with respect to any proposed Public Transfer, the provisions of this Section 5(b) shall not apply unless and until such time as Issuer notifies the Donees of the termination of such postponement and the Donees notify Issuer of their intention to continue with such proposed Public Transfer.

6.          Other Registration Rights.

(a) Nothing herein shall restrict the authority of Issuer to grant to any Person, including a Strategic Partner, if any, the right to obtain registration under the Securities Act of any equity securities of Issuer, or any securities convertible into or exchangeable or exercisable for such securities; provided, however, that Issuer shall not grant any such right with respect to the Class H Common Stock or securities convertible into or exchangeable or exercisable for the Class H Common Stock that conflicts with the rights of the Donees under this Agreement or otherwise limits or reduces such rights. Issuer shall cause each Strategic Partner and each other holder of Class H Common Stock who obtains the right, after the date of the Registration Rights Agreement, to propose a registration giving rise to a Piggyback Registration, if any, to agree not to Transfer any shares of Class H Common Stock or securities convertible into or exchangeable or exercisable for the Class H Common Stock, for the applicable period set forth in Section 5(a) hereof.

(b) If at any time a Strategic Partner has been designated by Issuer, the relative rights of the Donees and any Strategic Partners shall be as follows:

(i) If at any time a Strategic Partner elects to exercise any rights for a demand registration of shares of Class H Common Stock pursuant to an underwritten public offering (a "Strategic Partner Demand Registration"), Issuer shall give the Donees written notice of such proposed Strategic Partner Demand Registration within five days of receipt of notice thereof from the Strategic Partner.

(ii) The Donees may at any time elect to participate in any Strategic Partner Demand Registration by giving Issuer notice thereof within 15 days of Issuer's notice to the Donees of such Strategic Partner Demand Registration. In such case, subject to Section 6(b) (iii), Issuer shall include in such registration the number of Registrable Securities requested by the Donees to be included therein (which number shall be set forth in the Donees' notice to Issuer of their election to participate therein). The Donees' participation in such registration shall be considered a Public Transfer and shall be deemed to be effected as set forth in Section 3(a). The Donees shall participate in any offering of Class H Common Stock in connection with such registration in accordance with the same plan of distribution as the Strategic Partner requesting registration.

(iii) Until the Termination Date, if there is a Share Limitation in connection with any Strategic Partner Demand Registration in which the Donees have elected to participate, Issuer shall include in such registration:

(A) first, the Qualifying Securities requested to be included by each Qualifying Person in accordance with the General Allocation Basis,

(B) second, any additional shares of Qualifying Securities requested to be included therein by any Qualifying Persons wishing to include shares in excess of the amount which they are entitled to include pursuant to clause (A) above, pro rata based on their holdings, as of the time of the offering, relative to the holdings all other Qualifying Persons wishing to include additional shares of Qualifying Securities, as of the time of the offering, until all additional shares of Qualifying
            Securities requested to be included therein by any Qualifying Persons have been included in such offering,

(C) third, other shares of Class H Common Stock requested to be included therein by the holder or holders thereof pursuant to contractual rights of such holder or holders, and

(D)         fourth, any other shares of Class H Common Stock.

(iv) Any Strategic Partner may at any time elect to participate in any Public Transfer requested by the Donees by giving Issuer notice thereof within 15 days (or, in the case of a Shelf Registration Statement, 5 days) of the notice by the Donees to Issuer of such Public Transfer. In such case, subject to Section 6(b) (v), Issuer may include in the registration in connection with such Public Transfer the number of shares of Class H Common Stock requested by any Strategic Partner to be included therein. Strategic Partners shall participate in any offering of Class H Common Stock in connection with such Public Transfer in accordance with the same plan of distribution for such Public Transfer as the Donees.

(v) Until the Termination Date, if there is a Share Limitation in connection with a Public Transfer requested by the Donees in which any Strategic Partner has elected to participate, Issuer shall include in the registration in connection with such Public Transfer:

(A) first, the Qualifying Securities requested to be included by each Qualifying Person in accordance with the General Allocation Basis,

(B) second, any additional shares of Qualifying Securities requested to be included therein by any Qualifying Persons wishing to include shares in excess of the amount which they are entitled to include pursuant to clause (A) above, pro rata based on their holdings, as of the time of the offering, relative to the holdings of all other Qualifying Persons wishing to include additional shares of Qualifying Securities, as of the time of the offering, until all additional shares of Qualifying Securities requested to be included therein by any Qualifying Persons have been included in such offering,

(C) third, other shares of Class H Common Stock requested to be included therein by the holder or holders thereof pursuant to contractual rights of such holder or holders, and

(D)         fourth, any other shares of Class H Common Stock.

(vi) Nothing herein shall obligate Issuer to grant to any Person, including a Strategic Partner, if any, the right to obtain registration under the Securities Act of any equity securities of Issuer, or any securities convertible into or exercisable or exchangeable for such securities. If and to the extent Issuer grants any such rights to any Person, the terms thereof shall be as set forth in the related agreement between such Person and Issuer and may include restrictions on and obligations of such Person greater than or in addition to those contemplated herein, subject to Section 6(a).

(c) If, in connection with any Strategic Partner Demand Registration or Public Transfer to which Section 6(b) is applicable, the lead underwriter notifies Issuer and/or any other party participating in such proposed offering that, in its opinion, due to market conditions or otherwise, the number of shares of Class H Common Stock that may be included in the offering is greater than or less than anticipated when the notice referred to in Section 6(b)(i) or 6(b)(iv) was given, then only those parties who have elected to participate in such Strategic Partner Demand Registration or Public Transfer will be notified of such increase or decrease, as applicable, and such additional shares or such reduction in shares, as applicable, shall be allocated among such participants as contemplated by Section 6(b)(iii) or 6(b)(v), as applicable. In no event shall any party that had previously declined to participate, or did not have the right to participate, in such Strategic Partner Demand Registration or Public Transfer be entitled to receive notice of or participate therein as a result of a revised notice of such increase or decrease, as applicable.

(d) Each of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA acknowledges that, prior to the date of the Registration Rights Agreement, Issuer has entered into the Primestar Registration Rights Agreement. Each of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA is familiar with the rights granted thereunder and agrees that, notwithstanding anything to the contrary in this Agreement, the registration rights granted to the Hourly Pension Plan, the Salaried Pension Plan and the VEBA hereunder are subordinate to such registration rights provided under the Primestar Registration Rights Agreement. Each of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA agrees that it shall cooperate in all reasonable respects with the Issuer in coordinating the exercise of its rights hereunder with the rights granted under the Primestar Registration Rights Agreement.

7.  Demand,   Piggyback  and  Shelf   Registration   Procedures.   Whenever
Registrable Securities are to be registered pursuant to this Agreement, Issuer shall, to the extent applicable for each type of registration statement:

(a) subject to Sections 3(f) and 12(a), prepare and file with the Commission a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to be declared effective as promptly after the initial filing thereof as reasonably practicable;

(b) furnish to any investment manager acting on behalf of the Donees with respect to the Registrable Securities and to one law firm representing each such investment manager, copies of such registration statement, the prospectus contained therein and any amendments or supplements thereto prior to filing such documents with the Commission, but only to the extent such documents contain information regarding such investment manager, with such documentation, and any other documentation provided by this Agreement to be delivered to the investment manager acting on behalf of the Donees and counsel to the Donees, to be delivered as provided in Section 12(d) unless otherwise directed by the Hourly Pension Plan Named Fiduciary, the Salaried Pension Plan Named Fiduciary, the VEBA Named Fiduciary or any of their delegates;

(c) subject to Sections 3(f) and 12(a), prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months (or such shorter period as may be necessary to effect the Transfer of all shares of Registrable Securities covered by such registration statement as described therein);

(d)  furnish to the Donees and the  underwriters  such  number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Donees and their counsel may reasonably request in order to facilitate the disposition of the Registrable Securities;

(e) so long as Class H Common Stock is listed on any United States securities exchange or a quotation system, use its best efforts to cause all of the Registrable Securities to be listed on such exchange or a quotation system;

(f) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Donees reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Donees to consummate the disposition in such jurisdictions of the Registrable Securities (provided that Issuer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(g) notify the Donees at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and, at the request of the Donees, Issuer will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Donees or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registrable Securities; and

(i) make available (and cause all the officers, directors, employees and independent accountants of Issuer and its subsidiaries to make available), to the extent reasonably requested by the Donees or any underwriter, attorney, accountant or agent retained by the Donees in connection with such registration statement, all financial and other records and pertinent corporate documents and properties of Issuer and its subsidiaries for inspection by the Donees or any underwriter, attorney, accountant or other agent retained by the Donees in connection with such registration.

      Each of the parties will treat all notices of proposed Transfers and registrations, the Initiation Notice, the Termination Notice, all notices pursuant to Section 7(g) and all information relating to any Blackout Periods under Section 3(f) received from the other party with the strictest confidence (and in accordance with the terms of any applicable confidentiality agreement among Issuer and the Donees) and will not disseminate such information. Subject to Section 3(c), nothing herein shall be construed to require Issuer or any of its affiliates to make any public disclosure of information at any time. In the event Issuer has notified the Donees that (i) the prospectus included in a registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, (ii) the Commission has issued or threatened to issue any stop order suspending the effectiveness of a registration statement or has initiated proceedings for such purpose or (iii) Issuer has received any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, then the Donees shall not deliver such prospectus to any purchaser unless and until a supplement or amendment to such prospectus has been prepared as set forth in Section 7(g) or until Issuer advises the Donees in writing that the use of such prospectus may be resumed.

      The Donees shall cooperate with Issuer in the preparation and filing of any registration statement under the Securities Act pursuant to this Agreement and provide Issuer with all information necessary to complete such preparation within a reasonable period of time prior to the proposed filing of such registration statement, and in the case of any Demand Registration Statement or Shelf Registration Statement to be filed pursuant to Section 3(c), within such period as is necessary to enable Issuer to file such registration statement within 30 days of the Donees' request therefor.

      Issuer shall file the reports required to be filed by it under Section 13 of the Exchange Act or any successor thereto (or, if Issuer is not required to file such reports, make publicly available such information upon the request of the Hourly Pension Plan, the Salaried Pension Plan or the VEBA), and take such further action as the Hourly Pension Plan, the Salaried Pension Plan or the VEBA may reasonably request, all to the extent required to enable the Donees to Transfer the Registrable Securities pursuant to Rule 144.

8. Participation in Underwritten Transfers. The Donees may not participate in any underwritten Transfers hereunder unless they (a) agree to sell their securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements, custodian agreements and other documents required under the terms of such underwriting arrangements.

9. Registration Expenses and Legal Counsel. Issuer shall be responsible for all federal and state filing fees (including all blue sky registration or qualification fees), all fees and expenses of its counsel and all independent certified public accountants, underwriters (excluding discounts and commissions and fees and expenses of counsel to the underwriters) and other Persons retained by Issuer and all other costs or expenses incurred by Issuer in the performance of its obligations hereunder and the reasonable fees and expenses of one outside law firm jointly representing the Donees and other out-of-pocket expenses of the Donees in connection with any registration statement under the Securities Act pursuant to this Agreement or any amendment thereto; provided, however, that the selection of the law firm representing the Donees shall be subject to the consent of Issuer, which consent shall not be unreasonably withheld. Issuer shall have the right to select the financial printer to be used in connection with any registration of Registrable Securities under the Securities Act pursuant to this Agreement.

10. Indemnification.

(a) Issuer agrees to indemnify and hold harmless each of the Hourly Pension Plan, the Salaried Pension Plan, the VEBA, the Hourly Pension Plan Trustee and any successor thereto, the Salaried Pension Plan Trustee and any successor thereto, the VEBA Trustee and any successor thereto, the investment manager or managers acting on behalf of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA with respect to the Registrable Securities and Persons, if any, who control any of them within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each an "Indemnitee"), from and against any and all costs and expenses reasonably incurred and losses, damages and other liabilities sustained by such Indemnitee and arising out of or caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement described herein or any related prospectus relating to the Registrable Securities (as amended or supplemented if Issuer shall have furnished any amendments or supplements thereto), or arising out of or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, except insofar as such costs, expenses, losses, damages or other liabilities arise out of or are caused by any such untrue statement or omission included or omitted in conformity with information furnished to Issuer in writing by such Indemnitee or any Person acting on behalf of such Indemnitee expressly for use therein; provided, however, the foregoing indemnity agreement with respect to any preliminary prospectuses shall not inure to the benefit of such Indemnitee, if the Person asserting any claims, losses, damages or other liabilities against such Indemnitee purchased Registrable Securities and a copy of the prospectus (as then amended or supplemented if Issuer shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Indemnitee to such Person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such Person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such asserted claim, loss, damage or other liability; provided, further, that the foregoing proviso shall not apply in the case of a Piggyback Registration if the

Indemnitee is the Hourly Pension Plan, the Salaried Pension Plan, the VEBA, the Hourly Pension Plan Trustee, the Salaried Pension Plan Trustee or the VEBA Trustee.

(b) Each of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA, severally and not jointly, agrees, to the extent permitted under applicable law, and each underwriter selected shall agree, to indemnify and hold harmless each of Issuer, its directors, officers, employees and agents, and each person, if any, who controls Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from Issuer, but only with respect to costs, expenses, losses, damages or other liabilities arising out of or caused by an untrue statement or omission included or omitted in conformity with information furnished in writing by or on behalf of the Hourly Pension Plan, the Salaried Pension Plan, the VEBA or such underwriter, as the case may be, expressly for use in any registration statement described herein or any related prospectus relating to the Registrable Securities (as amended or supplemented if Issuer shall have furnished or any amendments or supplements thereto). No claim against the assets of the Hourly Pension Plan, the Salaried Pension Plan or the VEBA shall be created by this Section 10(b), except as and to the extent permitted by applicable law.

(c) In case any claim is asserted or any proceeding (including any governmental investigation) shall be instituted where indemnity may be sought by an Indemnitee pursuant to any of the preceding paragraphs of this Section 10, such Indemnitee shall promptly notify in writing the Person against whom such indemnity may be sought (the "Indemnitor"); provided, however, that the omission so to notify the Indemnitor shall not relieve the Indemnitor of any liability which it may have to such Indemnitee except to the extent that the Indemnitor was prejudiced by such failure to notify. The Indemnitor, upon request of the Indemnitee, shall retain counsel reasonably satisfactory to the Indemnitee to represent (subject to the following sentences of this section) the Indemnitee and any others the Indemnitor may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnitee shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (i) the Indemnitor and the Indemnitee shall have mutually agreed to the retention of such counsel, (ii) the Indemnitor fails to take reasonable steps necessary to defend diligently any claim within ten calendar days after receiving written notice from the Indemnitee that the Indemnitee believes the Indemnitor has failed to take such steps, or (iii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnitor and the Indemnitee and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests or legal defenses between them and, in all such cases, the Indemnitor shall only be responsible for the reasonable fees and expenses of such counsel. It is understood that the Indemnitor shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to any local counsel) for all such Indemnitees not having actual or potential differing interests or legal defenses among them, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Hourly Pension Plan, the Salaried Pension Plan or the VEBA or any control Person of the Hourly

Pension Plan, the Salaried Pension Plan or the VEBA, such firm shall be designated in writing by the Hourly Pension Plan Named Fiduciary, the Salaried Pension Plan Named Fiduciary or the VEBA Named Fiduciary. The Indemnitor shall not be liable for any settlement of any proceeding effected without its written consent.

(d) If the indemnification provided for in this Section 10 is unavailable to an Indemnitee in respect of any costs, expenses, losses, damages or other liabilities referred to herein, then the Indemnitor, in lieu of indemnifying such Indemnitee hereunder, shall contribute to the amount paid or payable by such Indemnitee as a result of such costs, expenses, losses, damages or other liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnitor and the Indemnitee and Persons acting on behalf of or controlling the Indemnitee in connection with the statements or omissions or violations which resulted in such costs, expenses, losses, damages or other liabilities, as well as any other relevant equitable considerations. If the indemnification described in Section 10(a) or 10(b) is unavailable to an Indemnitee, the relative fault of Issuer, the Hourly Pension Plan, the Salaried Pension Plan, the VEBA and Persons acting on behalf of or controlling the Hourly Pension Plan, the Salaried Pension Plan and the VEBA shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Issuer or by Persons acting on behalf of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Indemnitor shall not be required to contribute pursuant to this Section 10(d) if there has been a settlement of any proceeding effected without its written consent. No claim against the assets of the Hourly Pension Plan, the Salaried Pension Plan or the VEBA shall be created by this Section 10(d), except as and to the extent permitted by applicable law.

(e) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding section. Notwithstanding the provisions of this Section 10, the aggregate contribution of the Hourly Pension Plan, the Salaried Pension Plan or the VEBA under this
Section 10 will not exceed the proceeds received by it from the Registrable Securities sold by it and none of the Hourly Pension Plan, the Salaried Pension Plan or the VEBA shall be required to contribute under this Section 10 in respect of any costs, expenses, losses, damages or other liabilities unless the same arise with reference to any information furnished to Issuer in writing by Persons acting on behalf of the Hourly Pension Plan, the Salaried Pension Plan or the VEBA, respectively, expressly for use in any registration statement pursuant to this Agreement or the prospectus or any amendment or supplement thereto. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) The indemnification and contribution agreements contained in this Section 10 and the representations and warranties of Issuer contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this

Agreement and (ii) acceptance of and the payment by the buyer for any Registrable Securities.

11. Definitions.

      "Amended Transfer Agreement" shall have the meaning set forth in the Recitals.

       "Base Purchase Price" shall have the meaning set forth in Section 2(f)
(iv).

      "Bidder" shall have the meaning set forth in Section 2(e) (ii).

      "Blackout Period" means (i) any period of time during which a requested Demand Transfer has been postponed pursuant to Section 3(f), which period shall continue until notice of the termination of such postponement has been delivered to the Donees, and (ii) any holdback period during which Transfers were not permitted by operation of Section 5(a), unless in any offering referred to in
Section 5(a), the Donees Transferred or had the opportunity to Transfer shares of Registrable Securities that constituted the lesser of (a) the aggregate number of shares of Class H Common Stock that the Donees requested to be included in such offering or (b) 50 million shares.

      "Business Day" shall have the meaning set forth in Section 1(a).

      "Class H Common Stock" means Class H Common Stock, par value $0.10 per share, of General Motors and any securities issued or issuable with respect to the Class H Common Stock in connection with any stock dividend, stock split (forward or reverse), combination of shares, recapitalization, merger, consolidation, redemption, exchange of securities or other reorganization or reclassification after the date hereof. In the event of any of the foregoing with respect to the Class H Common Stock or similar transactions affecting the Class H Common Stock, all references herein to the designation "Class H Common Stock" and to any specific number of shares of Class H Common Stock shall be adjusted in accordance with Section 12(h) hereof, and shall include reference to all securities of the same class regardless of whether any such securities were issued or issuable with respect to the securities that previously constituted the Class H Common Stock.

      "Co-Manager List" shall have the meaning set forth in Section 3(g).

      "Commission" means the United States Securities and Exchange Commission.

      "Contribution" shall have the meaning set forth in Section 1(a).

      "Demand Registration" shall have the meaning set forth in Section 3(e).

      "Demand Registration Statement" shall have the meaning set forth in
Section 3(e).

      "Demand Transfers" shall have the meaning set forth in Section 3(a).

      "Donees" shall have the meaning set forth in the Recitals.

      "Donee Allocation Basis" means, except as may be permitted pursuant to a waiver of any of the provisions of the Amended Transfer Agreement, (A) as between the Hourly Pension Plan and the VEBA (1) at any time that an acquisition of Class H Common Stock by the Donees has caused the 10% threshold set forth in ss.407(a)(2) of ERISA (or any threshold set forth in any successor to such provision) to be exceeded, 75% with respect to the VEBA (or such lesser percentage as shall constitute all of the Registrable Securities then held by the VEBA) and the remaining percentage with respect to the Hourly Pension Plan and (2) at all other times, 50% with respect to the VEBA (or such lesser percentage as shall constitute all of the Registrable Securities then held by the VEBA) and the remaining percentage with respect to the Hourly Pension Plan and (B) as between the Hourly Pension Plan and the VEBA, on the one hand, and the Salaried Pension Plan, on the other hand, pro rata based on the number of shares of Registrable Securities then owned by such Persons. All numbers of shares determined pursuant to the Donee Allocation Basis shall be rounded to the nearest whole share.

      "ERISA" shall have the meaning set forth in the Recitals.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

      "Exercise Notice" shall have the meaning set forth in Section 2(f) (ii).

      "Final Date" shall have the meaning set forth in Section 2(f) (iv).

       "Form S-3" shall have the meaning set forth in Section 3(d).

      "General Allocation Basis" means, at the time of determination, with respect to each Qualifying Person, such Qualifying Person's pro rata share of the Registrable Securities or shares of Class H Common Stock entitled to be included in the proposed registration based on such Person's holdings of Qualifying Securities as of the time of such proposed registration relative to the holdings, as of such time, of all Qualifying Persons who have the right to request and have requested the inclusion of all or a portion of their shares of Qualifying Securities in such registration, which shall be determined as follows:

(A) the number of shares of Qualifying Securities then held by such person at the time of the determination, divided by

(B) the total number of shares of Qualifying Securities then held by all Qualifying Persons;

      Notwithstanding the foregoing, the Registrable Securities included by the Donees in any registration shall be allocated among the Registrable Securities held by the Hourly Pension Plan, those held by the Salaried Pension Plan and those held by the VEBA in accordance with the Donee Allocation Basis.

      "General Motors" means General Motors Corporation, a Delaware corporation.

      "Hourly Pension Plan" shall have the meaning set forth in the Recitals.

      "Hourly Pension Plan Named Fiduciary" shall have the meaning set forth in the Recitals.

      "Hourly Pension Plan Trustee" shall have the meaning set forth in the Recitals.

      "Hughes" means Hughes Electronics Corporation, a Delaware corporation and, as of the date hereof, a wholly owned subsidiary of Issuer.

      "Indemnitee" shall have the meaning set forth in Section 10(a).

      "Indemnitor" shall have the meaning set forth in Section 10(c).

      "Independent Directors" shall have the meaning set forth in Section 2(e)
(ii).

      "Initial Contribution" shall have the meaning set forth in the Recitals.

      "Initiation Notice" shall have the meaning set forth in Section 3(c).

      "Issuer" means, initially, General Motors, and thereafter, each successor issuer as described in Section 12(a).

      "Lead Underwriter List" shall have the meaning set forth in Section 3(g).

      "Liquidity Event" means that either:


(A) the Donees have Transferred an aggregate of at least the greater of (x) 50 million shares of Registrable Securities and
            (y) shares of Registrable Securities having a fair market value (based upon the closing price of the Registrable Securities quoted on the securities exchange on which such Registrable Securities are listed on the trading day immediately preceding the date of determination) of $1 billion; or

(B) the Donees have been given an opportunity to include at least the greater of (x) 50 million shares and (y) shares of Registrable Securities having a fair market value (based upon the closing price of the Registrable Securities quoted on the securities exchange on which such Registrable Securities are listed on the trading
            day  immediately   preceding  the  date  of determination)  of $1
            billion of Registrable Securities in the aggregate in a Piggyback Registration or a Strategic Partner Demand Registration and have declined to do so.

      "Lists" shall have the meaning set forth in Section 3(g).

      "Maximum Share Number" shall have the meaning set forth in Section 2(f)
(ii).

      "Minimum Tender Condition" means, with respect to any tender offer, that there have been validly tendered and not withdrawn pursuant to such tender offer a number of shares of Class H Common Stock which, when taken together with the number of shares of Class H Common Stock that the Bidder making such tender offer otherwise beneficially owns as of immediately after the acceptance for purchase and purchase of such tendered shares, represent more than 50% of the voting power of all securities of Issuer outstanding as of such expiration date and generally entitled to vote in the election of directors.

      "Negotiated Transfer" shall have the meaning set forth in Section 3(a).

      "NYSE" shall have the meaning set forth in Section 1(a).

      "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

      "Piggyback Registration" shall have the meaning set forth in Section 4(a).

      "Primestar Registration Rights Agreement" means the Registration Rights Agreement, dated April 28, 1999, by and between General Motors and Primestar, Inc., as in effect on the date of the Registration Rights Agreement.

      "Public Transfer" shall have the meaning set forth in Section 3(a).

      "Put Closing" shall have the meaning set forth in Section 2(f) (iv).

      "Put Price" shall have the meaning set forth in Section 2(f) (ii).

      "Put Price Notice" shall have the meaning set forth in Section 2(f) (iii).

      "Put Right" shall have the meaning set forth in Section 2(f) (ii)

      "Qualifying Person" means, with respect to any registration hereunder:

(i)   any Strategic Partner, and

(ii) the Donees,

in each case, if such Person has the right to request and has requested the inclusion of all or a portion of its shares of Qualifying Securities in such registration and if each such Person (with the Donees being considered collectively for this purpose) beneficially owns or has the right to acquire Qualifying Securities in an amount equal to 2% or more of the outstanding Class H Common Stock at the time of determination.

      "Qualifying Securities" means (A) with respect to Strategic Partners, shares of Class H Common Stock (or securities which are then immediately convertible into or exchangeable or exercisable for Class H Common Stock) which have been acquired by such Strategic Partner in connection with the Strategic Partner Transactions (as defined below) and (B) with respect to the Donees, the Registrable Securities.

      "Registrable Securities" means (i) the Class H Common Stock contributed as part of the Initial Contributions and pursuant to this Agreement from time to time, and (ii) the securities issued or issuable with respect to the securities referred to in clause (i) in connection with any stock dividend, stock split (forward or reverse), combination of shares, recapitalization, merger, consolidation, redemption, exchange of securities or other reorganization or reclassification after the date hereof. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been Transferred by the Hourly Pension Plan, the Salaried Pension Plan or the VEBA in accordance with all applicable provisions of this Agreement.

      "Registration Rights Agreement" shall have the meaning set forth in the Recitals.

      "Restated Registration Rights Agreement" shall have the meaning set forth in the Recitals.

      "Rights" shall have the meaning set forth in Section 2(e) (i).

      "Rule 144" means Rule 144 under the Securities Act or any successor rule thereto.

      "Rule 14e-2(a)" shall have the meaning set forth in Section 2(e) (ii).

      "Rule 415" shall have the meaning set forth in Section 3(b).

      "Rule 429" shall have the meaning set forth in Section 3(b).

      "Salaried Pension Plan" shall have the meaning set forth in the Recitals.

      "Salaried Pension Plan Named Fiduciary" shall have the meaning set forth in the Recitals.

      "Salaried Pension Plan Trustee" shall have the meaning set forth in the Recitals.

       "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

      "Share Limitation" means that the lead underwriter or co-managers of any offering in connection with a Piggyback Registration, a Demand Registration or a Strategic Partner Demand Registration advise Issuer in writing that in their opinion the number of Registrable Securities requested to be included in such offering exceeds, together with other shares of Class H Common Stock to be included therein, the number of shares of Class H Common Stock which can be sold in such offering without adversely affecting the marketability of the offering.

      "Shelf Registration Statement" shall have the meaning set forth in Section 3(b).

      "Stock Split" shall have the meaning set forth in the Recitals.

      "Strategic Partner" means any one or more Person(s) (or group of Persons acting in concert) who (i) beneficially owns or has committed to acquire at the time of determination shares of Class H Common Stock (or securities convertible into or exchangeable or exercisable for the Class H Common Stock) that constitute not less than 2% of the Class H Common Stock then outstanding (determined after giving effect to such commitment (and assuming that all such shares or securities subject to such commitment are acquired) and the conversion, exchange or exercise of all such securities subject to such commitment) acquired in a single transaction or series of related transactions (including, without limitation, acquisitions and business combinations) entered into as part of a single business venture (the "Strategic Partner Transactions"), (ii) is granted the right to demand registration under the Securities Act of the Class H Common Stock (or securities convertible into or exchangeable or exercisable for the Class H Common Stock) that it beneficially owns or has committed to acquire and (iii) is designated as such by the Board of Directors of Hughes (or any successor thereto) at any time that the Class H Common Stock tracks the financial performance of such entity or the Board of Directors of Issuer, which designation shall be made at the time such Person(s) first acquired or committed to acquire shares of Class H Common Stock (or securities convertible into or exchangeable or exercisable for the Class H Common Stock). Issuer shall give the Donees prompt notice of any such acquisition, commitment and designation, of the nature and proposed timetable for any acquisitions and of the nature of any rights granted to the Person so designated to register under the Securities Act shares of the Class H Common Stock. If more than one Person is designated as a Strategic Partner as described above, except as otherwise set forth in this Agreement, all rights of the Strategic Partners with respect to one another shall be determined as such Persons and Issuer may agree. All references herein to the shares of Class H Common Stock beneficially owned by a Strategic Partner shall include all shares of Class H Common Stock (or securities convertible into or exchangeable or exercisable for the Class H Common Stock) acquired by a Strategic Partner pursuant to the Strategic Partner Transactions and all additional shares of Class H Common Stock (or securities convertible into or exchangeable or exercisable for the Class H Common Stock) that a Strategic Partner has a right, commitment or obligation to acquire pursuant to the Strategic Partner Transactions.

      "Strategic Partner Demand Registration" shall have the meaning set forth in Section 6(b)(i).

      "Tender Notice" shall have the meaning set forth in Section 2(f)(i).

      "tender offer" shall have the meaning set forth in Section 2(e).

      "Termination Date" shall have the meaning set forth in Section 4(d).

      "Termination Notice" shall have the meaning set forth in Section 3(c).

      "Transfer" means any sale, transfer or other disposition (including any pledge and any disposition upon the foreclosure of any pledge or any agreement to do any of the foregoing).

      "Transfer Agreement" shall have the meaning set forth in the Recitals.

      "Trustees" shall have the meaning set forth in the Recitals.

      "VEBA" shall have the meaning set forth in the Recitals.

      "VEBA Named Fiduciary" shall have the meaning set forth in the Recitals.

      "VEBA Trustee" shall have the meaning set forth in the Recitals.

12. Miscellaneous.

(a) Succession. In the event that the Registrable Securities are to be converted or exchanged into (or become the right to receive) securities of any issuer other than the Person who is then Issuer hereunder in connection with any transaction to which such Issuer is a party, such Issuer shall cause the issuer of such securities to agree, effective as of such conversion or exchange, that all rights, obligations and restrictions of Issuer set forth in this Agreement, except for the rights, obligations and restrictions set forth in subsections (a) through (e) of Section 1 (which shall only be obligations of General Motors), shall continue to apply to such securities. As of the time of such conversion or exchange, subject to the exception set forth in the preceding sentence, such issuer shall be bound by this Agreement and shall succeed to all rights, restrictions and obligations of Issuer set forth in this Agreement, all references to Issuer herein shall thereafter be deemed to be references to such issuer, and the predecessor Issuer shall be released from all obligations under this Agreement (except with respect to any obligations under Section 10 with respect to any registration of securities issued by such Issuer). To evidence the foregoing, prior to the time of such conversion or exchange, Issuer may execute, and cause such issuer to execute, a Succession Agreement substantially in the form of Exhibit C attached hereto. Upon request, the Donees shall acknowledge and agree to any such Succession Agreement as set forth therein. To the extent required and permissible under applicable law, as soon as reasonably practicable after such conversion or exchange, such issuer shall file with the Commission an amendment to the Shelf Registration Statement, if any, then in effect to ensure that such Shelf Registration shall continue to apply to such securities. In the event such issuer is not eligible to register such securities on Form S-3, all references to Form S-3 herein shall thereafter be deemed to be references to Form S-l or any other available form, except that such issuer shall have no obligations hereunder to file a Shelf Registration Statement (and shall have no obligation with respect to any Shelf Registration Statement that is then in effect) unless and until such time as such issuer becomes eligible to register such securities on Form S-3 or any successor short form registration statement.

(b) Termination. All rights, restrictions and obligations of Issuer, the Hourly Pension Plan, the Salaried Pension Plan and the VEBA, except with respect to any rights and obligations under Section 10, shall terminate and this Agreement shall have no further force and effect at such time as the Donees reduce their aggregate ownership of the Registrable Securities to less than 4% of the aggregate number of shares of Class H Common Stock then outstanding.

(c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented except by a writing signed by Issuer, the Hourly Pension Plan, the Salaried Pension Plan and the VEBA. Any obligation of, or restriction applicable to, the Donees hereunder may be waived by a writing signed by the Issuer. Any obligation of, or restriction applicable to, the Issuer hereunder may be waived by a writing signed by the Donees.

(d) Notices. Except where notice by teleconference is specifically called for in this Agreement, all notices and other communications provided for or permitted hereunder shall be in writing and, except as specified herein, shall be made by hand delivery, by registered or certified first-class mail, return receipt requested, overnight courier or facsimile transmission:

(i) If to the Hourly Pension Plan:

                        United States Trust Company of New York
                        600 Fourteenth Street, N.W., Suite 400
                        Washington, DC 20005-3314
                        Attention:  Norman P. Goldberg
                                    Authorized Agent
                        Telephone:  (202) 585-4175
                        Facsimile:  (202) 783-7054

                        with copies to:
                        --------------

                        General Motors Investment Management Corporation 767 Fifth Avenue
                        New York, New York 10153
                        Attention:  Managing Director,
                                    North American Equities
                        Facsimile:  (212) 418-3665

                        and

                        Jones Day
                        2727 North Harwood Street
                        Dallas, Texas 75201-1515
                        Attention:  James F. Carey
                        Telephone:  (214) 220-3939
                        Facsimile:  (214) 969-5100

(ii) If to the Salaried Pension Plan:

                        United States Trust Company of New York
                        600 Fourteenth Street, N.W., Suite 400
                        Washington, DC 20005-3314
                        Attention:  Norman P. Goldberg
                                    Authorized Agent
                        Telephone:  (202) 585-4175
                        Facsimile:  (202) 783-7054

                        with copies to:

                        General Motors Investment Management
                        Corporation
                        767 Fifth Avenue
                        New York, New York 10153
                        Attention:  Managing Director,
                                    North American Equities
                        Facsimile:  (212) 418-3665

                        and

                        Jones Day
                        2727 North Harwood Street
                        Dallas, Texas 75201-1515
                        Attention:  James F. Carey
                        Telephone:  (214) 220-3939
                        Facsimile:  (214) 969-5100

(iii) If to the VEBA:

                        United States Trust Company of New York
                        600 Fourteenth Street, N.W., Suite 400
                        Washington, DC 20005-3314
                        Attention:  Norman P. Goldberg
                                    Authorized Agent
                        Telephone:  (202) 585-4175
                        Facsimile:  (202) 783-7054
                        with copies to:
                        --------------

                        General Motors Investment Management Corporation 767 Fifth Avenue
                        New York, New York 10153
                        Attention:  Chief Investment Officer,
                                    GM Subsidiaries
                        Telephone:  (212) 418-6318
                        Facsimile:  (212) 418-3656

                        and

                        Jones Day
                        2727 North Harwood Street
                        Dallas, Texas 75201-1515
                        Attention:  James F. Carey
                        Telephone:  (214) 220-3939
                        Facsimile:  (214) 969-5100

(iv) If to Issuer:

                        General Motors Corporation
                        767 Fifth Avenue
                        New York, New York 10153
                        Attention:  Treasurer
                        Telephone:  (212) 418-3500
                        Facsimile:  (212) 418-3695

                        with a copy to:
                        --------------

                        General Motors Corporation
                        Legal Staff
                        300 Renaissance Center
                        Mailcode 482-C23-D24
                        Detroit, Michigan 48265-3000
                        Attention:  Warren G. Andersen, Esq.
                        Telephone:  (313) 665-4921
                        Facsimile:  (313) 665-4979

      All notices and communications shall be deemed to have been duly given and received: when received telephonically, if notice by teleconference is specifically called for by this Agreement; when delivered by hand, if hand delivered; the fifth Business Day after being deposited in the mail, registered or certified, return receipt requested, first class postage prepaid, or earlier Business Day actually received, if mailed; the first Business Day after being deposited with an overnight courier, postage prepaid, if by overnight courier; upon oral confirmation of receipt, if by facsimile transmission. Each party agrees promptly to confirm receipt of all notices.

      Whenever notices are required to be given by Issuer, such notices may only be given by the Treasurer of Issuer or another officer or employee of Issuer designated by the Treasurer in advance in writing to the recipient of such notice. Whenever notices are required to be given by any investment manager (including the Trustee) with respect to the Registrable Securities, such notices may only be given by an officer or employee of such investment manager designated in advance in writing to the recipient of such notice.

(e) No Third Party Beneficiaries. This Agreement shall be for the sole and exclusive benefit of Issuer, the Hourly Pension Plan, the Salaried Pension Plan, the VEBA, the Hourly Pension Plan Trustee, the Salaried Pension Plan Trustee, the VEBA Trustee and any other investment manager or managers acting on behalf of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA with respect to the Registrable Securities, and their respective successors, and directors, trustees, officers, employees, agents and controlling Persons indemnified hereunder. Nothing in this Agreement shall be construed to give any other Person any legal or equitable right, remedy or claim under this Agreement.

(f) Descriptive Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof.

(g) Cooperation. Each party hereto shall take such further action, and execute such additional documents, as may be reasonably requested by any other party hereto in order to carry out the purposes of this Agreement.

(h) Adjustments; Restatement of Agreement. In the event of any stock dividend or distribution, stock split (forward or reverse), combination of shares, recapitalization, merger, consolidation, redemption, exchange of securities or other reorganization or reclassification after the date hereof with respect to the Registrable Securities or similar transactions affecting the Registrable Securities, all references herein to any designation of securities and to any specific number of shares or Registrable Securities shall be appropriately adjusted to give full effect thereto. Further, in the event of any of the foregoing transactions, Issuer shall be entitled, without the consent of any other party hereto, to restate this Agreement in its entirety to reflect such adjustments, and the Donees and the Issuer hereby agree to execute any such restatement of this Agreement.

(i) Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by each of the parties and their successors and the directors, trustees (including, without limitation, any successor trustee for the Hourly Pension Plan, the Salaried Pension Plan and the
VEBA), officers, employees, agents and controlling Persons of the parties. Except for an assignment to a successor trustee or to an investment manager as stated herein, and except as contemplated in Section 12(a), none of the rights or obligations under this Agreement shall be assigned by the Hourly Pension Plan, the Salaried Pension Plan or the VEBA without the consent of Issuer or by Issuer without the consent of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA.

(j) Counterparts. This Agreement may be executed in counterparts, and shall be deemed to have been duly executed and delivered by all parties when each party has executed a counterpart hereof and delivered an original or facsimile copy thereof to the other party. Each such counterpart hereof shall be deemed to be an original, and all of such counterparts together shall constitute one and the same instrument.

(k) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal laws (and not the laws of conflict) of the State of Delaware, except to the extent that the laws of the state or jurisdiction of incorporation or organization of the issuer of the Registrable Securities from time to time specifically apply to questions concerning the relative rights of the issuer of the Registrable Securities and the stockholders of such issuer in their capacities as such.

(l) Acknowledgments. Each of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA agrees that it will obtain written acknowledgments, and provide a copy of such acknowledgments to Issuer, from each of its investment managers with respect to the Registrable Securities (other than the Hourly Pension Plan Trustee, the Salaried Pension Plan Trustee and the VEBA Trustee) and from the valuation advisers of the Hourly Pension Plan Trustee, the Salaried Pension Plan Trustee and the VEBA Trustee, confirming that such entity has received and reviewed this Agreement and will comply with the terms of this Agreement applicable to it.

(m) Amendment of Restated Registration Rights Agreement. By their execution of this Agreement, General Motors, the Hourly Pension Plan and the VEBA, who were each parties to the Restated Registration Rights Agreement, acknowledge that the Restated Registration Rights Agreement is hereby amended and restated and superceded by the terms of this First Amended and Restated Registration Rights Agreement.

                                     * * * *

      IN WITNESS WHEREOF, the parties hereto, being duly authorized, have executed and delivered this First Amended and Restated Registration Rights Agreement on the date first above written.

                                  GENERAL MOTORS CORPORATION

                                  By:   /s/   Walter G. Borst
                                      ------------------------------------------
                                  Name: Walter G. Borst
                                  Title:  Treasurer


                                  GENERAL MOTORS SPECIAL HOURLY
                                  EMPLOYEES PENSION TRUST

                                  By:     United States Trust Company of
                                  New York, As Trustee

                                  By:     /s/   Norman P. Goldberg
                                       -------------------------------------
                                  Name: Norman P. Goldberg
                                  Title: Authorized Agent


                                  GENERAL MOTORS SPECIAL SALARIED EMPLOYEES
                                  PENSION TRUST

                                  By:     United States Trust Company of
                                          New York, As Trustee


                                  By:     /s/   Norman P. Goldberg
                                       --------------------------- ---------
                                  Name: Norman P. Goldberg
                                  Title: Authorized Agent


                                  SUB-TRUST OF THE GENERAL MOTORS WELFARE
                                  BENEFIT TRUST

                                  By:     United States Trust Company of
                                          New York, As Trustee

                                  By:     /s/   Norman P. Goldberg
                                       -----------------------------------
                                  Name: Norman P. Goldberg
                                  Title: Authorized Agent

                                                                    EXHIBIT A



                  FIRST AMENDED AND RESTATED TRANSFER AGREEMENT

            This First Amended and Restated Transfer Agreement (this "Agreement") is entered into on March 12, 2003, by and among General Motors Corporation, a Delaware corporation ("General Motors"), United States Trust Company of New York (the "Hourly Pension Plan Trustee") as trustee of the General Motors Special Hourly Employees Pension Trust established under the General Motors Hourly-Rate Employees Pension Plan (the "Hourly Pension Plan"), for the account and on behalf of the Hourly Pension Plan (which shall thereby be deemed a party to this Agreement), United States Trust Company of New York (the "Salaried Pension Plan Trustee") as trustee of the General Motors Special Salaried Employees Pension Trust established under the General Motors Retirement Program for Salaried Employees (the "Salaried Pension Plan"), for the account and on behalf of the Salaried Pension Plan (which shall thereby be deemed a party to this Agreement) and United States Trust Company of New York (the "VEBA Trustee" and together with the Hourly Pension Plan Trustee and the Salaried Pension Plan Trustee, the "Trustees") as a trustee of the Sub-Trust of the General Motors Welfare Benefit Trust established under the General Motors Welfare Benefit Trust, a voluntary employees' beneficiary association trust established to fund certain collectively bargained hourly retiree health care benefits under the General Motors Health Care Program for Hourly Employees and certain collectively bargained hourly retiree life insurance benefits under the General Motors Life and Disability Benefits Program for Hourly Employees and such benefits under other applicable collectively bargained welfare plans (the "VEBA"), for the account and on behalf of the VEBA (which shall thereby be deemed a party to this Agreement). Each of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA are referred to herein as a "Donee" and they are sometimes referred to collectively as "Donees." Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in Section 5.

            WHEREAS, General Motors, the Hourly Pension Plan and the VEBA entered into a Registration Rights Agreement, dated as of June 12, 2000 (the "Registration Rights Agreement"), in connection with the General Motors contribution of 60,500,000 shares of Class H Common Stock (without giving effect to the Stock Split) in the aggregate to the Hourly Pension Plan and the VEBA; and

            WHEREAS, General Motors, the Hourly Pension Plan and the VEBA entered into a Transfer Agreement, dated as of June 12, 2000 (the "Transfer Agreement") pursuant to which each of the Hourly Pension Plan and the VEBA agreed to hold and dispose of the Class H Common Stock owned by it on the terms and conditions stated therein; and

            WHEREAS, the Hourly Pension Plan and the VEBA collectively became holders of record of 60,500,000 shares of Class H Common Stock (without giving effect to the Stock Split) as of June 12, 2000; and

            WHEREAS, the General Motors Board of Directors declared a three-for-one stock split in respect of Class H Common Stock in the form of a 200 percent stock dividend, payable on June 30, 2002, to holders of record as of June 13, 2000 (the "Stock Split"); and

            WHEREAS, pursuant to Section 12(h) of the Registration Rights Agreement, General Motors, the Hourly Pension Plan and the VEBA entered into a Restated Registration Rights Agreement, dated July 1, 2000 (the "Restated Registration Rights Agreement"), to restate the Registration Rights Agreement in its entirety to reflect the Stock Split; and

            WHEREAS, Issuer intends, subject to the satisfaction of certain regulatory and other conditions, to contribute 11,000,000 additional shares of Class H Common Stock to the Hourly Pension Plan to be held in a separate account solely covering such shares, 97,200,000 shares of Class H Common Stock to the Salaried Pension Plan, and 41,000,000 additional shares of Class H Common Stock to the VEBA to be held in a separate account solely covering such shares, pursuant to the terms of a First Amended and Restated Registration Rights Agreement, dated as of the date hereof (the "Amended and Restated Registration Rights Agreement"), by and among General Motors, the Hourly Pension Plan, the Salaried Pension Plan and the VEBA; and

            WHEREAS, Issuer, the Hourly Pension Plan and the VEBA have agreed to amend and restate the Restated Registration Rights Agreement on the terms set forth in the Amended and Restated Registration Rights Agreement and to add the Salaried Pension Plan as a party thereto; and

            WHEREAS, Issuer, the Hourly Pension Plan and the VEBA have agreed to amend and restate the Transfer Agreement on the terms set forth herein and to add the Salaried Pension Plan as a party hereto; and

            WHEREAS, General Motors wishes to preserve its ability to consummate at a later date a tax-free transaction (or series of transactions) under the Internal Revenue Code of 1986, as amended, and the rules, regulations and rulings thereunder (the "Code"), including, without limitation, a split-off or spin-off pursuant to which holders of outstanding shares of General Motors' $12/3 par value common stock and/or Class H Common Stock would become holders of the capital stock of Hughes Electronics Corporation, a Delaware corporation ("Hughes") (or a successor to or subsidiary of Hughes or any other subsidiary of General Motors owning an interest in Hughes) (Hughes and any such subsidiary being collectively referred to herein as "Hughes") such that Hughes is no longer controlled by General Motors (any such transaction or series of transactions being referred to herein as a "Spin-Off"); and

            WHEREAS, the Hourly Pension Plan, the Salaried Pension Plan and the VEBA are prepared to accept the shares of Class H Common Stock that may be contributed to them as described in the Amended and Restated Registration Rights Agreement and to hold and Transfer any such shares and other shares of Class H Common Stock owned by them on the terms and conditions stated herein; and

            WHEREAS, the Hourly Pension Plan Trustee has been appointed by the named fiduciary of the Hourly Pension Plan (the "Hourly Pension Plan Named Fiduciary") (as determined in accordance with Section 402(a) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), to manage any shares of Class H Common Stock held by the Hourly Pension Plan as described in the Amended and Restated Registration Rights Agreement and this Agreement and to exercise all rights, powers and privileges appurtenant to such shares

(subject to the authority of the Hourly Pension Plan Named Fiduciary to terminate such appointment and appoint one or more other investment managers for any such shares); and

            WHEREAS, the Salaried Pension Plan Trustee has been appointed by the named fiduciary of the Salaried Pension Plan (the "Salaried Pension Plan Named Fiduciary") (as determined in accordance with Section 402(a) of ERISA), to manage any shares of Class H Common Stock held by the Salaried Pension Plan as described in the Amended and Restated Registration Rights Agreement and this Agreement and to exercise all rights, powers and privileges appurtenant to such shares (subject to the authority of the Salaried Pension Plan Named Fiduciary to terminate such appointment and appoint one or more other investment managers for any such shares); and

            WHEREAS, the VEBA Trustee has been appointed by the named fiduciary of the VEBA (the "VEBA Named Fiduciary") (as determined in accordance with Section 402(a) of ERISA), to manage any shares of Class H Common Stock held by the VEBA as described in the Amended and Restated Registration Rights Agreement and this Agreement and to exercise all rights, powers and privileges appurtenant to such shares (subject to the authority of the VEBA Named Fiduciary to terminate such appointment and appoint one or more other investment managers for any such shares); and

            WHEREAS, the Trustees have the full power and authority to execute and deliver this Agreement for the account and on behalf of each of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA and to so bind the Hourly Pension Plan, the Salaried Pension Plan and the VEBA;

            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, General Motors, the Hourly Pension Plan, the Salaried Pension Plan and the VEBA hereby agree as follows:

1. Restrictions on Transfer.

(a) From and after such date as the first shares of Class H Common Stock were contributed to a Donee pursuant to the Registration Rights Agreement or the Amended and Restated Registration Rights Agreement, as applicable (the "Initial Contribution Date"), such Donee shall not make any Transfer of the Transferable Securities to any Person.

(b) The restriction set forth in Section 1(a) above shall terminate one year after the date on which a Spin-Off is effected (the "Spin-Off Date"), unless there was an agreement, understanding, arrangement or negotiation (collectively, an "Agreement") with respect to such Transfer within such one-year period, in which case the foregoing restriction will terminate on the later to occur of (i) the date two years after the Spin-Off Date, and (ii) the date which is six months after the date such Agreement is consummated or terminated, as the case may be.

(c) The restriction set forth in Section 1(a) shall terminate from and after such time as the Donees receive written notice from General Motors that General Motors has abandoned active consideration of a potential separation of Hughes in the form of a Spin-Off.

(d) Nothing in this Agreement shall prohibit the Donees from making any Transfer of Transferable Securities if and to the extent such Transfer is made pursuant to a Spin-Off or a Merger; provided that this Agreement shall continue to apply to any Transferable Securities received by the Donees pursuant to such Spin-Off or Merger, as the case may be, as provided in this Agreement.

(e) From and after the Initial Contribution Date, in the event that General Motors waives the restrictions under Section 1(a) hereof so as to permit the Donees to make a Transfer of Transferable Securities to any Person (or group of related Persons acting pursuant to a plan or arrangement) which would otherwise have been prohibited by Section 1(a) hereof, such Transfer shall not be made unless prior to such Transfer such Person (and all related Persons acting pursuant to a plan or arrangement) agrees to be bound by the provisions of this Agreement and executes and delivers to General Motors and the applicable Donee a transferee agreement reasonably satisfactory to General Motors and the applicable Donee to effectuate the purposes hereof.

(f) Until all restrictions set forth in Sections 1(a) through 1(e) have terminated pursuant to the terms set forth therein, the Donees shall not make any Transfer of securities convertible into or exercisable or exchangeable for the Transferable Securities or any other securities the value of which is derived from the Transferable Securities.

(g) Until all restrictions set forth in Sections 1(a) through 1(e) have terminated pursuant to the terms set forth therein, the Donees (or the Trustees on behalf of the Hourly Pension Plan, the Salaried Pension Plan and the VEBA) will vote against any proposed Merger or similar transaction for which it is entitled or permitted to cast a vote if General Motors delivers to the Trustees, no later than three Business Days prior to the scheduled date for the stockholders meeting at which such Merger or similar transaction is to be voted on or the expiration date for the consent solicitation with respect thereto, as the case may be, an opinion of tax counsel reasonably satisfactory to the Trustees (which tax counsel may have been and be retained, employed or consulted from time to time by General Motors) that there is a material risk that such Merger or similar transaction would have an adverse impact on the tax-free status of a Spin-Off.

(h) No Transfer or attempted Transfer of Transferable Securities in violation of this Agreement shall be made or recorded on the books of General Motors (or any other issuer of the Transferable Securities) and any such Transfer shall be void and of no effect.

(i) Each certificate representing the shares of Class H Common Stock (or other evidence thereof) contributed to the Donees pursuant to the Registration Rights Agreement and the Amended and Restated Registration Rights Agreement shall conspicuously bear a legend in substantially the following form and each uncertificated share of Class H Common Stock shall have an appropriate designation made in the book-entry records relating thereto to the following effect:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A FIRST AMENDED AND RESTATED TRANSFER AGREEMENT, DATED AS OF MARCH 12, 2003

            (THE "TRANSFER AGREEMENT"), BY AND BETWEEN GENERAL MOTORS CORPORATION ("GENERAL MOTORS") AND THE INITIAL HOLDER HEREOF THAT CONTAINS, AMONG OTHER THINGS, CERTAIN RESTRICTIONS ON THE TRANSFER OF SUCH SECURITIES. A COPY OF THE TRANSFER AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY GENERAL MOTORS TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The certificates representing shares of Class H Common Stock (or other evidence thereof) held by the Donees and acquired other than pursuant to the Registration Rights Agreement or the Amended and Restated Registration Rights Agreement shall be promptly surrendered to General Motors in order that General Motors' transfer agent may place such legend upon them. General Motors (or any other issuer of the Transferable Securities) shall instruct its transfer agent that such legend or the book-entry designation shall be removed from the certificates representing any Transferable Securities upon the earlier of (i) the Transfer of such shares of Transferable Securities if such Transfer is made in accordance with all applicable provisions of this Agreement and to a Person (or group of related Persons acting pursuant to a plan or arrangement) who is not required to execute a transferee agreement under Section 1(e) and (ii) the termination of all restrictions set forth in Sections 1(a) through 1(e) pursuant to the terms set forth therein.

(j) Nothing herein shall be construed as a waiver or modification of any of the restrictions on Transfer of the Registrable Securities (as defined in the Amended and Restated Registration Rights Agreement) set forth in the Amended and Restated Registration Rights Agreement; in no event shall any Transfer of the Transferable Securities be deemed to be a permitted Transfer of the Registrable Securities under the Amended and Restated Registration Rights Agreement solely because such Transfer is permitted under this Agreement; and in no event shall any Transfer of the Registrable Securities be deemed to be a permitted Transfer of the Transferable Securities under this Agreement solely because such Transfer is permitted under the Amended and Restated Registration Rights Agreement.

2. Representations, Warranties and Covenants.

(a) The Hourly Pension Plan represents that it beneficially owned 161,774,552 shares of Class H Common Stock as of March 11, 2003. The VEBA represents that it beneficially owned 20,807,050 shares of Class H Common Stock as of March 11, 2003. The Salaried Pension Plan represents that it beneficially owned 671,623 shares of Class H Common Stock as of March 11, 2003.

(b) Each of the Trustees agrees that from and after the date hereof it shall not, on behalf of the applicable Donee, purchase or acquire, in open market transactions or otherwise, any additional shares of Class H Common Stock or any securities convertible into or exercisable or exchangeable for the Class H Common Stock or any other interest or rights in the Class H Common Stock; provided, that (i) any securities received by any Donee as consideration for any exchange or conversion of Class H Common Stock pursuant to the terms of a Spin-Off or a Merger, (ii) any securities acquired by any Donee as a dividend or other distribution on the Class H Common Stock and (iii) any shares of Class H Common Stock contributed to the Donees pursuant to Registration Rights Agreement or the Amended and Restated Registration Rights Agreement, shall not violate this Section 2(b). The foregoing covenant shall terminate following the consummation of a Spin-Off on the second anniversary of the Spin-Off Date.

3. Cooperation and Other Covenants.

(a) The Donees shall take (or refrain from taking) all such actions as General Motors may reasonably request as necessary to ensure that General Motors obtains and maintains a private letter ruling from the IRS or an opinion of counsel selected by General Motors (the "Spin-Off Ruling") confirming, in form and substance reasonably satisfactory to General Motors, that no income, gain or loss will be recognized by General Motors, its stockholders or Affiliates on account of a Spin-Off (except to the extent of any additional consideration described in Section 356 of the Code). Without limiting the generality of the foregoing, the Donees shall agree to be bound by such further restrictions on their ability to Transfer the Transferable Securities and to make such further representations and covenants and execute such additional documents, in each case as General Motors may reasonably request as necessary in connection with obtaining the Spin-Off Ruling.

(b) If so requested by the Donees, General Motors shall waive or modify any restriction set forth in Section 1 if and to the extent that General Motors obtains a private letter ruling from the IRS or opinion of counsel selected by General Motors (the "Modification Ruling") confirming, in form and substance reasonably satisfactory to General Motors, that such proposed waiver or modification shall not adversely affect General Motors' ability to obtain and maintain a Spin-Off Ruling. General Motors and the Donees shall cooperate with each other (and any such tax counsel) and shall take (or refrain from taking) such actions as any party hereto may reasonably request as necessary to obtain any requested Modification Ruling.

(c) General Motors shall promptly notify the Donees of any intention of General Motors to effect or abandon a Spin-Off.

(d) Until all restrictions set forth in Section 1 have terminated, each Donee shall give General Motors written notice of any proposed Transfer of the Transferable Securities within a reasonable period of time prior to such proposed Transfer, and in any event no later than such date as any notice with respect to such proposed Transfer is required to be given by such Donee pursuant to the Amended and Restated Registration Rights Agreement (including any notice of election to participate in any Piggyback Registration) or, if no such date is provided for in the Amended and Restated Registration Rights Agreement, 10 days prior to the proposed consummation of such Transfer. Each notice hereunder of a proposed Transfer shall set forth the number of shares of Transferable Securities then owned by the applicable Donee and the terms and conditions of such proposed Transfer, including, without limitation, the approximate number of Transferable Securities proposed to be Transferred, the proposed timetable for such Transfer, the identity of any proposed transferee and the number of shares of Class H Common Stock otherwise then owned by such proposed transferee, all with sufficient particularity to enable General Motors to determine whether such proposed Transfer would comply with the provisions of this

Agreement. If, in connection with any such proposed Transfer, the applicable Donee receives from any proposed underwriter, co-manager or transferee any certificate, representation, undertaking or other documentation intended to establish compliance with the provisions of this Agreement, then such Donee shall deliver to General Motors a copy thereof prior to the consummation of such proposed Transfer. Such Donee shall give General Motors written notice of any material change in the terms and conditions of a proposed Transfer from those described in any previous notice thereof to General Motors from such Donee as promptly as practicable, and in no event later than two Business Days prior to such time as such Transfer is then proposed to be consummated, and such Donee shall not make any proposed Transfer other than in accordance with such terms and conditions as so described to General Motors. If at any time prior to the consummation of any proposed Transfer, General Motors determines, based on the advice of its legal counsel, that such proposed Transfer would violate any of the restrictions or be inconsistent with any of the provisions of this Agreement, then General Motors shall give notice to the applicable Donee of such determination and, unless and until tax counsel (which shall not be tax counsel regularly employed by General Motors or the applicable Donee unless otherwise agreed) mutually agreeable to General Motors and the applicable Donee (the fees and expenses of which shall be borne equally by General Motors and the applicable Donee) delivers an opinion to General Motors and the applicable Donee that such proposed Transfer would not so violate or be inconsistent with this Agreement, such Donee shall not make such proposed Transfer. General Motors and the Donees shall cooperate with each other (and any such tax counsel) and shall provide each other with such information as may reasonably be requested in order to enable any party (or such tax counsel) to make any determination with respect to this Agreement.

(e) Each of the parties shall treat all notices of and information relating to proposed Transfers, Spin-Offs and Mergers, including, without limitation, all notices pursuant to Sections 3(c) and 3(d), that are received from the other party with the strictest confidence and shall not disseminate such information; provided, that nothing herein shall prohibit disclosure of any such notice or information to the then issuer of the Transferable Securities. Nothing herein shall be construed to require General Motors or any of its Affiliates to make any public disclosure of information at any time.

4. Remedies. Each of the parties to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that any Donee's breach of any term or provision of this Agreement will materially and irreparably harm General Motors, that money damages will accordingly not be an adequate remedy for any breach of the provisions of this Agreement by the Donees and that General Motors, in its sole discretion and in addition to any other remedies it may have at law or in equity, may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

5. Definitions and Interpretations.

(a) Definitions.

            "Affiliate" has the meaning set forth in Rule 12b-2 under the Exchange Act (or any successor thereto).

            "Business Day" means such days as the New York Stock Exchange, Inc. shall be open for trading.

            "Class H Common Stock" means Class H Common Stock, par value $0.10 per share, of General Motors and any securities issued or issuable with respect to the Class H Common Stock in connection with any stock dividend, stock split (forward or reverse), combination of shares, recapitalization, merger, consolidation, redemption, exchange of securities or other reorganization or reclassification after the date hereof, including, without limitation, shares of capital stock of Hughes issued or issuable with respect to the Class H Common Stock in connection with a Spin-Off and shares of capital stock issued or issuable with respect to such shares of capital stock of Hughes in connection with a Merger. In the event of any of the foregoing with respect to the Class H Common Stock or similar transactions affecting the Class H Common Stock, all references herein to the designation "Class H Common Stock" and to any specific number of shares of Class H Common Stock shall be appropriately adjusted to give effect thereto, and shall include reference to all securities of the same class regardless of whether any such securities were issued or issuable with respect to the securities that previously constituted the Class H Common Stock.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

            "IRS" means the Internal Revenue Service.

            "Merger" means any business combination involving two or more corporations, or any other transaction (or series of related transactions) involving the issuance, exchange, conversion, recapitalization or redemption of Class H Common Stock.

            "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

            "Transfer" means any sale, transfer or other disposition (including any pledge and any disposition upon the foreclosure of any pledge) or any agreement to do any of the foregoing.

            "Transferable Securities" means (i) the Class H Common Stock contributed to the Donees pursuant to the Registration Rights Agreement or the Amended and Restated Registration Rights Agreement from time to time, and (ii) the securities issued or issuable with respect to the securities referred to in clause (i) in connection with any stock dividend, stock split (forward or reverse), combination of shares, recapitalization, merger, consolidation, redemption, exchange of securities or other reorganization or reclassification after the date hereof, including, without limitation, shares of capital stock of Hughes issued or issuable with respect to the Class H Common Stock in connection with a Spin-Off and shares of capital stock issued or issuable with respect to the Class H Common Stock in connection with a Merger. In the event of any of the foregoing with respect to the Transferable Securities or similar transactions affecting the Transferable Securities, all references herein to the designation "Transferable Securities" and to any specific number of shares of Transferable Securities shall be appropriately adjusted to give effect thereto.

(b) Interpretations.

            For purposes of this Agreement, "knowledge of any Donee after reasonable inquiry" shall mean actual knowledge of such Donee after such inquiry, provided that, for purposes of determining compliance of any proposed Transfer of Transferable Securities with the provisions of this Agreement, (i) each of the Donees shall be deemed to have actual knowledge of the information contained in any Schedule 13D or 13G (or any successor thereto) filed under the Exchange Act or any amendment thereto with respect to the Class H Common Stock more than two Business Days prior to such proposed Transfer and (ii) if such Transfer is made pursuant to an underwritten public offering as described in
Section 1(d), each of the Donees shall be deemed to have made a reasonable inquiry if they shall have conducted a search of the filings of Schedules 13D and 13G (and any successors thereto) under the Exchange Act and any amendments thereto within two Business Days of such proposed Transfer.

6. Miscellaneous.

(a) Successor Issuers. In the event that, at any time after the time at which the Class H Common Stock is converted into, exchanged for or otherwise becomes a security of Hughes, Hughes enters into any transaction pursuant to which the capital stock of Hughes is to be converted into, exchanged for or otherwise become the right to receive securities of any issuer other than Hughes, then all references herein to Hughes (including this Section 6(a)) shall be deemed as of the time of consummation of such transaction to be references to both Hughes and such successor issuer.

(b) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented except by a writing signed by General Motors, the Hourly Pension Plan, the Salaried Pension Plan and the VEBA. Notwithstanding the foregoing, any provision of this Agreement may be waived by a writing signed by the parties to this Agreement to whom the benefit of such provision inures.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be made by hand delivery, by registered or certified first-class mail, return receipt requested, overnight courier or facsimile transmission:

             (i)   If to the Hourly Pension Plan:

                   United States Trust Company of New York
                   600 Fourteenth Street, N.W., Suite 400
                   Washington, DC 20005-3314
                   Attention:  Norman P. Goldberg, Authorized Agent
                   Telephone:  (202) 585-4175
                   Facsimile:  (202) 783-7054

                   with a copy to:
                   --------------

                   General Motors Investment Management Corporation 767 Fifth Avenue

                   New York, New York 10153
                   Attention:  Managing Director, North American Equities
                   Telephone:  (212) 418-6420
                   Facsimile:  (212) 418-3665

                   and

                   Jones Day
                   2727 North Harwood Street
                   Dallas, Texas 75201-1515
                   Attention:  James F. Carey
                   Telephone:  (214) 220-3939
                   Facsimile:  (214) 969-5100

             (ii)  If to the Salaried Pension Plan:

                   United States Trust Company of New York
                   600 Fourteenth Street, N.W., Suite 400
                   Washington, DC 20005-3314
                   Attention: Norman P. Goldberg, Authorized Agent
                   Telephone: (202) 585-4175
                   Facsimile: (202) 783-7054

                   with a copy to:
                   --------------

                   General Motors Investment Management Corporation
                   767 Fifth Avenue
                   New York, New York 10153
                   Attention:  Managing Director, North American Equities
                   Telephone:  (212) 418-6420
                   Facsimile:  (212) 418-3665

                   and

                   Jones Day
                   2727 North Harwood Street
                   Dallas, Texas 75201-1515
                   Attention:  James F. Carey
                   Telephone:  (214) 220-3939
                   Facsimile:  (214) 969-5100

             (iii) If to the VEBA:

                   United States Trust Company of New York
                   600 Fourteenth Street, N.W., Suite 400
                   Washington, DC 20005-3314
                   Attention:  Norman P. Goldberg, Authorized Agent
                   Telephone:  (202) 585-4175
                   Facsimile:  (202) 783-7054

                   with a copy to:
                   --------------

                   General Motors Investment Management Corporation
                   767 Fifth Avenue
                   New York, New York 10153
                   Attention:  Chief Investment Officer, GM Subsidiaries
                   Telephone:  (212) 418-6318
                   Facsimile:  (212) 418-3656

                   and

                   Jones Day
                   2727 North Harwood Street
                   Dallas, Texas 75201-1515
                   Attention:  James F. Carey
                   Telephone: (214) 220-3939
                   Facsimile:  (214) 969-5100

             (iv)  If to General Motors:

                   General Motors Corporation
                   767 Fifth Avenue
                   New York, New York 10153
                   Attention:  Treasurer
                   Telephone:  (212) 418-3500
                   Facsimile:  (212) 418-3695

                   with copies to:

                   General Motors Corporation
                   Legal Staff
                   300 Renaissance Center
                   Mail Code 482-C23-D24
                   Detroit, Michigan 48265-3000
                   Attention:  Warren G. Andersen, Esq.
                   Telephone:  (313) 665-4921
                   Facsimile:  (313) 665-4979

            All notices and communications shall be deemed to have been duly given and received: when delivered by hand, if hand delivered; the fifth Business Day after being deposited in the mail, registered or certified, return receipt requested, first class postage prepaid, or earlier Business Day actually received, if mailed; the first Business Day after being deposited with an overnight courier, postage prepaid, if by overnight courier; upon oral confirmation of receipt, if by facsimile transmission. Each party agrees promptly to confirm receipt of all notices.

            Whenever notices are required to be given by General Motors, such notices may only be given by the Treasurer of General Motors or another officer or employee of General Motors designated by the Treasurer in advance in writing to the recipient of such notice. Whenever notices are required to be given by any investment manager (including the Trustees) with respect to the Transferable Securities, such notices may only be given by an officer or employee of such investment manager designated in advance in writing to the recipient of such notice.

(d) No Third Party Beneficiaries. This Agreement shall be for the sole and exclusive benefit of General Motors, the Hourly Pension Plan, the Salaried Pension Plan, the VEBA, the Hourly Pension Plan Trustee, the Salaried Pension Plan Trustee, the VEBA Trustee and any other investment manager or managers acting on behalf of the Hourly Pension Plan, the Salaried Pension Plan or the VEBA with respect to the Transferable Securities, and their respective successors, and directors, trustees, officers, employees, agents and controlling Persons indemnified hereunder. Nothing in this Agreement shall be construed to give any other Person any legal or equitable right, remedy or claim under this Agreement.

(e) Descriptive Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof.

(f) Cooperation. Each party hereto shall take such further action, and execute such additional documents, as may be reasonably requested by any other party hereto in order to carry out the purposes of this Agreement.

(g) Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by each of the parties and their successors. Except for an assignment to a successor trustee or to an investment manager as stated herein and except as provided in Section 1(f), none of the rights or obligations under this Agreement shall be assigned by any Donee without the consent of General Motors or by General Motors without the consent of the Donees.

(h) Counterparts. This Agreement may be executed in counterparts, and shall be deemed to have been duly executed and delivered by all parties when each party has executed a counterpart hereof and delivered an original or facsimile copy thereof to the other parties. Each such counterpart hereof shall be deemed to be an original, and all of such counterparts together shall constitute one and the same instrument.

(i) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal laws (and not the laws of conflict) of the State of Delaware, except to the extent that the laws of the state or jurisdiction of incorporation or organization of the issuer of the Transferable Securities from time to time specifically govern questions concerning the relative rights of the issuer of the Transferable Securities and the stockholders of such issuer in their capacities as such.

(j) Acknowledgments. Each of the Donees agrees that it will (i) obtain written acknowledgments, and provide a copy of such acknowledgments to General Motors from each of its investment managers with respect to the Transferable Securities (other than the Trustees), confirming that such entity has received and reviewed this Agreement and will comply with the terms of this Agreement applicable to it and (ii) at such time as General Motors shall request, inform each of the investment managers working with or for the Donees in any capacity of the existence and terms of the covenant made by the Donees in Section 2(b) and instruct each such investment manager to comply with such covenant at all times until such covenant terminates as provided in Section 2(b).

                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto, being duly authorized, have executed and delivered this First Amended and Restated Transfer Agreement on the date first above written.

                                          GENERAL MOTORS CORPORATION


                                          By:________________________________
                                          Name:
                                          Title:

                                          GENERAL MOTORS SPECIAL HOURLY
                                          EMPLOYEES PENSION TRUST


                                          By:   The United States Trust Company
                                          of  New York, As Trustee

                                          By:_________________________________
                                          Name:       Norman P. Goldberg
                                          Title:      Authorized Agent


                                          GENERAL MOTORS SPECIAL SALARIED
                                          EMPLOYEES PENSION TRUST


                                          By:   The United States Trust Company
                                          of  New York, As Trustee

                                          By:_________________________________
                                          Name:       Norman P. Goldberg
                                          Title:      Authorized Agent


                                          SUB-TRUST OF THE GENERAL MOTORS
                                          WELFARE BENEFIT TRUST


                                          By:   The United States Trust Company
                                          of New York, As Trustee


                                          By:_____________________________
                                          Name: Norman P. Goldberg
                                          Title: Authorized Agent

                                                                       EXHIBIT B




                             INTEREST RATE SCHEDULE

      The interest rate referred to in Section 2(f) (iv) shall be a per annum rate equal to the sum of (i) the rate quoted on the date of delivery of the Exercise Notice for United States Treasury bills with a maturity of 90 days and
(ii) the amount set forth below under the column "Spread" corresponding to the rating (the "Rating") assigned by Standard & Poor's Ratings Group ("S&P") to the short term unsecured debt obligations of Issuer on the date of delivery of the Exercise Notice (it being understood that, for purposes of the foregoing, (i) the rating assigned to such debt obligations by any other rating agency shall be disregarded, (ii) any plus attached to a rating assigned by S&P shall be disregarded, (iii) any minus attached to a rating assigned by S&P shall be considered a downgrade to the next lowest rating and (iv) if S&P changes its rating system after the date hereof, the Ratings as set forth below shall be adjusted to the comparable ratings under such new rating system).

                                          Rating Spread (in basis points)

                         A-1                          30
                         A-2                          60
                         A-3 or below                100

                                                                       EXHIBIT C




                              SUCCESSION AGREEMENT

            This Agreement is entered into as of _____________, ____, by and between ______________________, a ________ corporation ("Predecessor"), and
_______________________, a ________ corporation ("Successor"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the First Amended and Restated Registration Rights Agreement, dated as of March 12, 2003 (the "Registration Agreement") by and among General Motors Corporation, a Delaware corporation ("General Motors"), and United States Trust Company of New York, as trustee (the "Hourly Pension Plan Trustee") of the General Motors Special Hourly Employees Pension Trust established under the General Motors Hourly-Rate Employees Pension Plan (the "Hourly Pension Plan"), for the account of and on behalf of the Hourly Pension Plan, United States Trust Company of New York, as trustee (the "Salaried Pension Plan Trustee") of the General Motors Special Salaried Employees Pension Trust established under the General Motors Retirement Program for Salaried Employees (the "Salaried Pension Plan") for the account of and on behalf of the Salaried Pension Plan, and United States Trust Company of New York, as a trustee (the "VEBA Trustee") of the Sub-Trust of the General Motors Welfare Benefit Trust established under the General Motors Welfare Benefit Trust, a voluntary employees' beneficiary association trust established to fund certain collectively bargained hourly retiree health care benefits under the General Motors Health Care Program for Hourly Employees and certain collectively bargained hourly retiree life insurance benefits under the General Motors Life and Disability Benefits Program for Hourly Employees and such benefits under other applicable collectively bargained welfare plans (the "VEBA"), for the account of and on behalf of the VEBA.

            WHEREAS, Predecessor is currently the issuer of the securities referred to as the "Registrable Securities" and "Class H Common Stock" in the Registration Agreement and generally has the rights and the obligations of Issuer under the Registration Agreement by and among General Motors, United States Trust Company of New York, as trustee of the Hourly Pension Plan, United States Trust Company of New York, as trustee of the Salaried Pension Plan, and United States Trust Company of New York, as a trustee of the VEBA; and

            WHEREAS, pursuant to ____________________ (the "Transaction"), shares of Class H Common Stock shall be [converted into] [exchanged for] securities of Successor (the "Successor Securities"), effective as of ___________ (the "[Conversion] [Exchange] Date"); and

            WHEREAS, the Registration Agreement contemplates that in the event of a transaction such as the Transaction, Successor shall generally succeed to the rights and obligations of Issuer under the Registration Agreement; and

            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Predecessor and Successor hereby agree as follows:

1.    Succession.

(a) Effective as of the [Conversion] [Exchange] Date, all rights, obligations and restrictions with respect to shares of Class H Common Stock (including Registrable Securities) set forth in the Registration Agreement shall apply to the Successor Securities.

(b) Effective as of the [Conversion] [Exchange] Date, Successor shall be bound by the Registration Agreement and shall succeed to all rights, restrictions and obligations of Issuer set forth in the Registration Agreement, all references to Issuer therein shall thereafter be deemed to be references to Successor, and Predecessor shall be released from all obligations under the Registration Agreement.

(c) Notwithstanding subsections (a) and (b) above, (i) all rights and obligations in Sections 1(a) through 1(e) of the Registration Agreement shall remain rights and obligations of General Motors and (ii) Predecessor shall not be released from any obligations under Section 10 of the Registration Agreement with respect to any registration of securities issued by Predecessor.

2. Cooperation. Predecessor and Successor shall take such further action, and execute such additional documents, as may be reasonably requested by either party in order to carry out the purposes of this Agreement.

3. Counterparts. This Agreement may be executed in counterparts, and shall be deemed to have been duly executed and delivered by all parties when each party has executed a counterpart hereof and delivered an original or facsimile copy thereof to the other party. Each such counterpart hereof shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.



                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto, being duly authorized, have executed and delivered this Succession Agreement on the date first above written.

                                          PREDECESSOR:

                                          By:  _______________________________
                                          Name:  _____________________________


                                          SUCCESSOR:

                                          By:  _______________________________
                                          Name:  _____________________________

            This Succession Agreement (including, without limitation, the release of the Predecessor from obligations under the Registration Agreement as set forth herein (except as provided in Section 1(c) above)), is acknowledged and agreed to as of this ____ day of _________, ____.

                                          GENERAL MOTORS SPECIAL HOURLY
                                          EMPLOYEES PENSION TRUST

                                          By:   United States Trust Company
                                                of New York, as Trustee

                                          By:________________________________

                                          Its:_________________________________



                                          GENERAL MOTORS SPECIAL SALARIED
                                          EMPLOYEES PENSION TRUST

                                          By:   United States Trust Company
                                                of New York, as Trustee

                                          By:________________________________

                                          Its:_________________________________



                                          SUB-TRUST OF THE GENERAL MOTORS
                                          WELFARE BENEFIT TRUST

                                          By:   United States Trust Company
                                                of New York, as Trustee

                                          By:________________________________

                                          Its:_________________________________